                                                                   EXHIBIT 10.12

                                   SUBLEASE
                                   --------

           THIS SUBLEASE, dated as of the 30 day of April, 1997, between NIPPON TRAVEL AGENCY PACIFIC INC., a Hawaii corporation having an office at lll Pavonia Avenue Suite 317, Jersey City, New Jersey (herein called "Sublessor") and PILOT NET WORK SERVICES, INC., a California corporation having an office at l080 Marina Village Parkway, Alameda California 94501 (herein called "Subtenant").



                             W I T N E S S E T H:
                             - - - - - - - - - -


           1.  DEMISE AND TERM. Sublessor hereby leases to Subtenant, and
               ---------------
Subtenant hereby hires from Sublessor, those certain premises (herein called the "Subleased Premises" constituting a portion of Suite 317 (+ 2,582 square feet) as shown on Exhibit A attached hereto and made a part hereof, in the building (herein called the "Building") located at lll Pavonia Avenue, Suite 317 Jersey City, New Jersey, being a part of the premises which were leased to Sublessor under the Main Lease (as hereinafter defined) together with the appurtenances to the Subleased Premises which are demised to Sublessor under the Main Lease. The term of this Sublease shall been the period commencing on the date (herein called ("the Commencement Date"), which is the date on which for the first time the Subtenant's Work (as hereinafter defined) under the Subtenant Work Letter (as hereinafter defined) shall have been substantially completed and a temporary or permanent certificate of occupancy shall have been issued permitting the use of the Subleased Premises for the use permitted in Paragraph 12 below, and ending at 11:59 p.m. of January 21, 2002 (the "Expiration Date"), or as sooner terminated as herein provided. The work under the Subtenant Work Letter shall have deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which does not materially interfere with Subtenant's use of the Subleased Premises.

           2.  RENT. Subtenant shall pay to Sublessor rent (herein called the
               ----
"Fixed Rent") the annual rate of $66,486.50 in equal monthly installments $5,540.54 in advance on the first day of each month during the term of this Sublease, commencing on the Commencement Date, except that the first full monthly installment due under this Sublease is being paid on the signing of this Sublease. If the Commencement Date is not the first day of a month, Fixed Rent for the second month shall be apportioned on the basis of the number of days in the first incomplete month. Fixed Rent and all other amounts payable by Subtenant to Sublessor under the provisions of this Sublease (herein called the "Additional Charges") shall be paid promptly when due, without notice or demand therefor, and without deduction, abatement counterclaim or setoff of any amount or for any reason whatsoever. Fixed Rent and additional Charges shall be paid to Sublessor in lawful money of the United States at the address of Sublessor set forth at the head of this Sublease or to such other person and/or at such same address as Sublessor may from time to time designate by written notice to Subtenant. No payment by Subtenant or receipt by Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Fixed Rent or Additional Charges; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor. Any provision in the Main Lease referring to "Fixed Rent" incorporated herein by reference shall be deemed to refer to the Fixed Rent due under the Sublease. Any provision in the Main Lease referring to "Additional Rent" or "Additional Charges" incorporated herein by reference shall be deemed to refer to the Additional Charges due under this Sublease.

          3.  ADDITIONAL RENT. Subtenant shall pay to Sublessor on demand...
              ---------------
any and all amounts payable by Sublessor to the Main Landlord pursuant to the provisions of Sections 6.01 and 6.02 of the Main Lease in respect of the Subleased Premises only, for all periods occurring within the term of this Sublease, excluding the portion of the term which precedes the Commencement Date. For purposes of determining the amounts payable by Subtenant pursuant to this Paragraph 3, any of the aforesaid amounts payable by Sublessor under the Main Lease which cover a fiscal or other period any part of which occurs before the Commencement Date or after the expiration of the term of this Sublease, shall be apportioned according to the number of days in such period which occur within the portion of the term of the Sublease which starts on the Commencement Date. For purposes of determining the payments due from Sublessor with respect to the Subleased Premises to the Main Landlord pursuant to Sections 6.01 and 6.02 of the Main Lease Subtenant's "Real Estate Fraction" (as defined in Section 1.01(JJ)(ii) of the Main Lease) shall be
 .635% and Subtenant's "Operating Fraction" (as defined in Section 1.0l(JJ)(i) of the Main Lease) shall be .841% (calculated as 52% of Sublessor's fraction, subject to adjustment hereunder if Sublessor's fraction changes).

          4.  SUBORDINATE TO MAIN LEASE. This Sublease is and shall be subject
              -------------------------
and subordinate to the lease (the "Main Lease") dated January 23, 1992 between Newport Office Properties Corp. (the "Main Landlord"), as lessor and Sublessor, as 1essee, and to the matters to which the Main Lease is or shall be subject and subordinate including, but not limited to, the Prime Lease between the Main Landlord and Newport Office Center 1 Company (the "Prime Landlord"). A copy of the Main Lease has been delivered to and examined by Subtenant and is attached hereto as Exhibit C. A copy of the Prime Lease has been delivered to and examined by Subtenant. If for any reason the term of the Main Lease shall terminate prior to the expiration date of this Sublease, including, without limitation, a termination caused by Sublessor's exercise of any right of Sublessor under the Main Lease to terminate the Main Lease by reason of fire, casualty or condemnation, this Sublease shall thereupon be terminated; provided, however, that Sublessor shall not exercise any of its rights to amend or terminate the Main Lease or take any action (or fail to take any action) which would amend or cause the termination of the Main Lease in a manner which adversely affects Subtenant or the Subleased Premises without Subtenant's prior written consent, which consent shall not be unreasonably withheld. Sublessor shall not be liable to Subtenant as a result of such termination if either (a) Subtenant shall be in material default under this Sublease and has failed to cure such default within the specified cure period, (b) Subtenant consents to such termination, or (c) such termination shall have been effected without Sublessor's consent, action or fault. Sublessor represents and warrants that to its knowledge (i) the document attached as Exhibit C is a true, correct and complete copy of the Main Lease, and that the Main Lease represents the entire agreement between Sublessor and Main Landlord with respect to the lease of the Demised Premises (as defined in the Main Lease) or the Subleased Premises, and there are no other leases (other than the Prime Lease) currently in effect which relate to the Subleased Premises, (ii) there is no default on the part of Sublessor under the Main Lease and Sublessor is not aware of any default on the part of the Main Landlord under the Main Lease or the Prime Lease, (iii) Sublessor has not, prior to the date hereof, assigned, encumbered or otherwise transferred any interest of Sublessor as tenant under the Main Lease with respect to the Demised Premises or the Subleased Premises and (iv) Sublessor will not amend the Main Lease in a manner which adversely affects Subtenant or the Subleased Premises without the prior written consent of Sublessee, which shall not be unreasonably withheld.

          5.  INCORPORATION BY REFERENCE. The terms, covenants and conditions
              --------------------------
of the Main Lease are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the Main Landlord shall, in respect of this Sublease, bind or inure to the benefit of Sublessor, and each and every term, covenant and condition of the Main Lease binding upon or inuring to the benefit of the lessee thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set forth in this Sublease, and as if the words "Landlord" and "Tenant", or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Subtenant" in this Sublease, and as if the words "Demised Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease", and as if the word "Master Lease" or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Prime Lease" in this Sublease; provided, however, that with respect to (i) Sections 1.01(K), 1.01(V), l.0l(CC), 21.01, 21.04, 40.10 and 40.01 and Articles 14 and 38, the term "Landlord" shall continue to refer to the Main Landlord, (ii) the parentheticals under Sections 13.04(a), 13.04(c), 23.02(a) and 23.02(c) shall also include the Main Landlord, and (iii) the reference to "Landlord" on the eighth line of Section 23.01 shall also refer to the Main Landlord. The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the lessee thereunder, or for the exercise by the lessee thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by five day, so that in each instance Subtenant shall have five days less time to observe or perform hereunder than Sublessor has as the lessee under the Main Lease; provided, however that where Sublessor has five or fewer days to observe or preform under the Main Lease, Subtenant shall have half of such time to observe or perform hereunder (in the event of an uneven number of days, Subtenant shall have until noon of the odd day). Articles 5; 7; 8; 18; 19; 20; 33; 34; and 41, Sections 1.01(A), (E), (J), (L), (M), (N), (DD), (LL); 3.01;
3.05; 12.03; 12.04; 13.01; 17.02; 23.03; 26.02; 29.05; and 40.15 and Exhibits B
and E shall be deemed deleted for the purposes of incorporation by reference in this Sublease. For purposes of incorporating herein by reference the provisions of Article 1 of the Main Lease, Section 1.0l(JJ) is modified as set forth in Paragraph 3 of this Sublease. If any of the express provisions of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sublease.

          6.  PERFORMANCE BY MAIN LANDLORD. Upon the request of Subtenant,
              ----------------------------
Sublessor, at Subtenant's sole cost and expense, shall use reasonable efforts to cause the Main Landlord to observe and/or perform the obligations of the Main Landlord under the Main Lease which relate to the Subleased Premises, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance after request for such enforcement has been made by Subtenant; provided, however that Sublessor shall not be required to incur any expense or expend any sums to obtain such enforcement, except to the extent of funds advanced by Subtenant to Sublessor for such purpose. Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Main Lease, and, notwithstanding any provision to the contrary, as to obligations contained in this Sublease by the incorporation by reference of the provisions of the Main Lease or as to any obligation of the Main Landlord, Sublessor shall not be required to take any payment, provide any services or perform any obligation, and Sublessor shall have no liability to Subtenant for any matter whatsoever, except for Sublessor's obligation to pay the rent and additional rent due under the Main Lease and, for Sublessor's obligations set forth hereunder. Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by the Main Landlord or otherwise, inc1uding, without limitation, heat, air conditioning, water, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (a) abatement, diminution or reduction of Subtenant's obligations under this Sublease, unless Sublessor's obligations under the Main Lease have been abated or reduced, (b) constructive eviction, whether in whole or in part, or (c) liability on the part of the Sublessor. Nothing contained in this Sublease shall be construed to create privity of estate or of contract between Subtenant and the Main Landlord.

          7.   NO BREACH OF MAIN LEASE. Neither Sublessor nor Subtenant shall
               -----------------------
do, omit to do, or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the lessee thereunder, whether or not such act or thing is permitted under the provisions of this Sublease.

          8.  INDEMNITY. Except to the extent caused by the negligence or
              ---------
willful misconduct of Sublessor, Subtenant shall indemnify, defend and hold harmless Sublessor from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees, which Sublessor may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (unless the same shall have been caused by Sublessor's negligence or willful misconduct), (b) any breach or default hereunder on Subtenant's part,
(c) any work done in or to the Subleased Premises, or (d) any act, omission or negligence on the part of Subtenant and/or its officers, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant. Except to the extent caused by the negligence or willful misconduct of Subtenant, Sublessor shall indemnify, defend and hold harmless Subtenant from and against all losses, costs, damages, expenses and liabilities, including without limitation, reasonable attorneys' fees, which Subtenant may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises caused by Sublessor's negligence or willful misconduct or (b) any breach on Sublessor's part or (c) any act, omission or negligence on the part of Sublessor and/or its officers, employees or agents.

          9.  RELEASES. Subtenant hereby releases the Main Landlord to the
              --------
extent that Sublessor released the Main Landlord from liability by way of subrogation and/or the Main Landlord was relieved of liability or responsibility pursuant to the provisions of Article 13 of the Main Lease, and Subtenant will cause its insurance carriers to include any clauses or endorsements in favor of the Main Landlord which Sublessor is required to provide pursuant to the provisions of the Main Lease.

          10.  LATE CHARGES. If payment of any Fixed Rent or Additional Charges
               ------------
shall not have been paid by the 10th day after receiving notice of such nonpayment from Sublessor, a late charge of the maximum lawful interest rate shall be calculated from the date on which such amount was due, on the amount overdue and shall be payable as damages for Subtenant's failure to make prompt payment. The late charges for any month shall be payable on the first day of the following month, and in default of any payment of late charges, if payment of any late charge shall not have been paid by the 10th day after receiving notice of such nonpayment from Sublessor, Sublessor shall have (in addition to all other remedies) the same rights as provided in this Sublease (including the provisions incorporated by reference) for non-payment of Fixed Rent). For the purposes of this Paragraph 10, a court of appropriate jurisdiction shall decide any good faith dispute between Sublessor and Subtenant with respect to whether Subtenant failed to timely make payment of Fixed Rent or Additional Rent under this Sublease, and such final determination shall govern whether Sublessor is entitled to any late charges pursuant to this Paragraph 10. In no event shall this Paragraph 10 limit any of Sublessor's other rights or remedies under this Sublease. Nothing in this Section contained and no acceptance of late charges by Sublessor shall be deemed to extend or change the time for payment of Fixed Rent or Additional Charges.

          11.  ELECTRICITY. (a) Subtenant shall pay to Sublessor from time to
               -----------
time on Sublessor's demand (which demands shall be made not more frequently than Sublessor is required to pay electric charges to the Main Landlord) a charge for Subtenant's proportionate share of electric energy consumption, at the rate which the Main Landlord shall then be using to determine Sublessor's electric charges under the Main Lease, pursuant to Article 18 of the Main Lease.
(b) In the absence of a direct meter, Subtenant shall pay to Sublessor 52% of Sublessor's electric charges under the Main Lease. If Subtenant desires to install equipment other than administrative office equipment within the Subleased Premises (and the required consents, if any, have been received), then Subtenant shall first install and pay for a direct meter to measure the consumption of electric energy within the Subleased Premises.

           12.   USE. Subtenant shall use and occupy the Subleased Premises for
                 ---
general and executive offices for Subtenant's business and for no other purpose, except that Subtenant shall have the right to install its computer equipment in the Subleased Premises; provided however, that the Main Landlord's consent
                        -------- -------
and the Prime Landlord's consent are obtained. Subtenant's use shall be subject to all applicable laws, ordinances, rules and regulations of any governmental boards or bodies having jurisdiction thereof. Subtenant shall comply with the certificate of occupancy relating to the Subleased Premises.

           13.   CONDITION OF SUBLEASED PREMISES.  Subtenant is leasing the
                 -------------------------------
Subleased Premises "as is" and Sublessor shall have no obligation to furnish, render or supply any work, labor, services, material, fixtures, equipment or decorations to make the Subleased Premises ready for Subtenant's occupancy, except as provided in Paragraph 31 of this Sublease, and except that on the Commencement Date the Subleased Premises shall be vacant and Sublessor shall have removed all of its personal property therefrom. In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made Subtenant acknowledges that Sublessor has afforded Subtenant the opportunity for full and complete investigations, examinations, and inspections.

           14.   CONSENTS AND APPROVALS. In any instance when Sublessor's
                 ----------------------
consent or approval is required under this Sublease and Sublessor has agreed not to unreasonably withhold or delay such consent or approval, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, inter alia, such consent or approval has not been obtained from the Main
----- ----
Landlord or the Prime Landlord and such consent or approval is required under the terms of the Main Lease or the Prime Lease.

           15.  NOTICES. All notices, consents, approvals, demands and requests
                -------
(collectively "Notices") which are required or desired to be given by either party to the other hereunder shall be in writing and shall be hand-delivered or delivered by any nationally recognized over-night delivery service, or sent by United States registered or certified mail and deposited in a United States post office, return receipt requested and postage prepaid. Notices which are served upon Sublessor or Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder on the date received if delivered by hand or on the business day next following the date on which such Notice shall have been mailed as aforesaid. All Notices given to Subtenant shall be addressed to Subtenant at its address set forth at the head of this Sublease, if given prior to the Commencement Date or after termination of this Sublease, or at the Subleased Premises, if given during the term of this Sublease or at such other place as Subtenant may from time to time designate in a notice given in accordance with the provisions of this Paragraph. All Notices given to Sublessor shall be addressed to Sublessor at its address set forth at the head of this Sublease, with a copy to Mitchell J. Nelson, Esq., Christy & Viener, 620 Fiffh Avenue, New York, New York 10020. Sublessor may from time to time change the names and/or addresses to which Notices given to Sublessor shall be addressed and sent as aforesaid, by designating such other names and/or addresses in a Notice given in accordance with the provisions of this Paragraph.

          16.  ASSIGNMENT AND SUBLETTING.
               --------------------------

          A. The provisions of Article 11 of the Main Lease are incorporated herein by reference. For the purposes of incorporation by reference, the words "Landlord" and "Tenant", or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Subtenant" in this Sublease, and as if the words "Demised Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease", and as if the word "Master Lease" or words of similar import, wherever the same appear in the Main Lease were construed to mean "Prime Lease" in this Sublease.

          B. Neither the consent of Sublessor to an assignment, subletting, concession, or license, nor the references in this Sublease to assignees, subtenants, concessionaires or licensees, shall in any way be construed to relieve Subtenant of the requirement of obtaining the consent of Sublessor to any further assignment or subletting or to the making of any assignment, subletting, concession or license for all or any part of the Subleased Premises. In the event Sublessor consents to any assignment of this Sublease, the assignee shall execute and deliver to Sublessor an agreement in form and substance reasonably satisfactory to Sublessor whereby the assignee shall assume all of Subtenant's obligations under this Sublease accruing from and after the effective date of the assignment. Notwithstanding any assignment or subletting, including, without limitation, any assignment or subletting permitted or consented to, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease, and if this Sublease shall be amended, modified, extended or renewed, the original Subtenant named herein and any other person(s) who at any time was or were Subtenant shall remain fully liable on this Sublease as so amended, modified, extended or renewed. Any violation of any provision of this Sublease during the term hereof by any assignee, subtenant or other occupant shall be deemed a violation by the original Subtenant named herein, the then Subtenant and any person(s) who at any time was or were Subtenant, it being the intention and meaning that the original Subtenant named herein, the then Subtenant and any other person(s) who at any time was or were Subtenant shall all be liable to Sublessor for any and all acts and omissions of any and all assignees, subtenants and other occupants of the Subleased Premises. If this Sublease shall be assigned or if the Subleased Premises or any part thereof shall be sublet or occupied by any person or persons other than the original Subtenant named herein, Sublessor may collect rent from any such assignee and/or any subtenants or occupants, and apply the net amounts collected to the Fixed Rent and Additional Charges, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Paragraph, or the acceptance of the assignee, subtenant or occupant as Subtenant, or a release of any person from the further performance by such person of the obligations of Subtenant under this Sublease.

          C. Subtenant may not assign or sublet this Sublease without first obtaining any required consent of Sublessor or the Main Landlord or the Prime Landlord. Provided Subtenant obtains any required consent of the Main Landlord or the Prime Landlord, Subtenant may assign this Sublease to the acquiror of all or substantially all of its business, stock or assets.

          D. If Subtenant shall at any time or times during the term of this Sublease desire to assign this Sublease or sublet all or part of the premises (other than an assignment or subletting which is permitted to occur under this Paragraph 16 without Sublessor's consent), Subtenant shall give notice thereof to Sublessor, which notice shall be accompanied by a description of the proposed transaction (i.e, whether the proposed transaction is an assignment or sublease)
             ---
and which in the case of a sub1ease shall identify the proposed space and term (the "Deal Memo") Such notice shall be deemed an offer from Subtenant to Sublessor whereby Sublessor (or Sublessor's designee) may, at its option, (i) terminate this Sublease (if the proposed transaction is an assignment or a sublease of all or substantially all of the premises with a term that extends into the last year of the term of this Sublease, as the same may have then been extended), or (ii) terminate this Sublease with respect to the space covered by the proposed sublease for the proposed term of the sublease (but, if the proposed transaction is a sublease of part of the premises which extends into the last year of the term of this Sublease, as the same may have then been extended, then Sublessor may terminate this Sublease with respect to such space for the remainder of this Sublease). Said option may be exercised by Sublessor by notice to Subtenant at any time within 15 business days after such notice has been given by Subtenant to Sublessor; and during such 15 business day period Subtenant shall not assign this Sublease or sublet such space to any person.

          E. If Sublessor exercises its option to terminate this Sublease pursuant to Subparagraph 16(D), then, this Sublease shall end and expire on the date that such assignment or sublet was to be effective (in the case of an assignment) or commence (in the case of a sublease), as the case may be, and the Fixed Rent and Additional Charges shall be paid and apportioned to such date.

          F. If Sublessor exercises its option to terminate this Sublease in part, in any case where Subtenant desires to sublet part of the premises, then,
(a) this Sublease shall end and expire with respect to such part of the premises on the date that the proposed sublease was to commence; and (b) from and after such date the Fixed Rent and Additional Charges shall be adjusted, based upon the proportion that the rentable area of the premises remaining bears to the total rentable area of the premises and Subtenant will be relieved of any liability with respect to such space which accrues during the term of the recapture. Upon the end of the period of the termination (where the termination is effective for less than all of the term), Sublessor shall deliver to Subtenant the space which was the subject of the termination, free of all tenancies, occupancies and personal property, in substantially the same condition (e.g., Sublessor may
                                                        ----
perform minor alterations) as at the commencement of the termination period, reasonable wear and tear excepted. The cost of separating the space which is the subject of the termination from the balance of the premises (demising walls, doors, etc.), and the cost of removing such items of separation, shall be borne by Sublessor.

          17. INSURANCE.  Subtenant shall maintain throughout the term of this
              ---------
Sublease (i) comprehensive general public liability insurance in respect of the Subleased Premises and the conduct and operation of business therein, with Sublessor and the Main Landlord as additional insureds, with limits of not less than $3,000,000 for bodily injury or death, and $1,000,000 for property damage, including water damage and sprinkler leakage legal liability, (ii) All-Risk insurance in respect to Subtenant's stock in trade fixtures, furniture, furnishings, removable floor coverings, equipment, signs, and all other property of Subtenant in the Subleased Premises, in any amounts required by the Main Landlord but not less than 80% of the full insurable value of the property covered and not less than the amount sufficient to avoid the effect of the coinsurance provisions of the applicable policy or policies, (iii) workers' compensation insurance; and (iv) any other insurance required under the Main Lease even if such insurance is greater than that required by subclauses (i),
(ii) and (iii) of this Paragraph 17. Subtenant shall deliver to Sublessor a fully paid-for policy or policies or certificates prior to the Commencement Date. Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor such renewal policy or certificate at least 30 days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in the State of New York, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor is given at least 10 days' prior written notice of such cancellation or modification.

          18.  INTENTIONALLY DELETED
               ---------------------

          19.  ALTERATIONS. The provisions of Article 15 of the Main Lease are
               -----------
incorporated herein by reference. For the purposes of incorporation by reference, the words

"Landlord" and "Tenant", or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Subtenant" in this Sublease, and as if the words "Demised Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease", and as if the word "Master Lease" or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Prime Lease" in this Sublease. Subtenant shall not make or cause, suffer or permit the making of any alteration, addition, change, replacement, installation or addition (collectively "Alterations") in or to the Subleased Premises without obtaining any required consent of Sublessor or the Main Landlord or the Prime Landlord in each instance. In no event shall Subtenant be required to pay the Additional Charge referred to under Section 15.01 of the Main Lease to both Sublessor and the Main Landlord.

          20.  RIGHT TO CURE SUBTENANT'S DEFAULTS. If Subtenant shall at any
               ----------------------------------
time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublessor shall have the right, but not the obligation, after 10 days' notice to Subtenant, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees. Subtenant shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the rate of one and one-half percent per calendar month or any part thereof or the then maximum lawful interest rate, whichever shall be less, from the date of the making of such expenditures. For the purposes of this Paragraph 20, a court of appropriate jurisdiction shall decide any good faith dispute between Sublessor and Subtenant with respect to whether Subtenant failed to timely make payment or perform any other obligation under this Sublease, and such final determination shall govern whether Sublessor is entitled to any sums expended by it (plus interest) pursuant to this

Paragraph 20. In no event shall this Paragraph 20 limit any of Sublessor's other rights or remedies under this Sublease.

          21.  BROKERAGE. Each party represents to the other that no broker or
               ---------
other person had any part, or was instrumental in any way, in bringing about this Sublease other than Cushman & Wakefield of New Jersey, Inc. (the "Broker"), and each party shall pay, and shall indemnify, defend and hold harmless, the other party from and against, any claims made by any broker or other person (other than the Brokers) for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sublease, and any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' fees) in connection with such claims if such other broker or other person claims to have had dealings with the indemnifying party. Sublessor agrees to pay a commission to the Broker in accordance with a separate agreement between Sublessor and the Broker, but such agreement by Sublessor shall not be deemed to be or construed as a covenant for the benefit of any third party.

          22.  WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM.
               ----------------------------------------------

Subtenant and Sublessor hereby waive all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Sublease, the relationship of Sublessor and Subtenant, the Subleased Premises and the use and occupancy thereof, and any claim of injury or damages. If Sublessor commences any summary proceeding against Subtenant, Subtenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Subtenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Subtenant.

          23.  NO WAIVER. The failure of Sublessor to insist in any one or more
               ---------
cases upon the strict performance or observance of any obligation of Subtenant hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Subtenant or any right or option of Sublessor. Sublessor's receipt and acceptance of Fixed Rent or Additional Charges, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublessor of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublessor.

          24.  COMPLETE AGREEMENT. There are no representations, agreements,
               ------------------
arrangements or understandings, oral or written, between the parties relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

          25.  SUCCESSORS AND ASSIGNS. The provisions of this Sublease, except
               -----------------------
as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of the leasehold estate under the Main Lease, the transferor or assignor, as the case may be, shall be and hereby is entirely relieved and freed of all further obligations under this Sublease; provided, however, that the transferee or assignee of the leasehold, as the case may be, has agreed in writing to assume all of the obligations, liabilities and responsibilities under the Main Lease.

          26.  NO PERSONAL LIABILITY. Sublessor's partners and principals,
               ---------------------
disclosed or undisclosed, shall have no personal liability under this Sublease.

          27.  INTERPRETATION. Irrespective of the place of execution or
               --------------
performance, this Sublease shall be governed by and construed in accordance with the laws of the State of New Jersey. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word "person" as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity. This Sublease shall not be deemed to constitute an offer by Sublessor nor shall this Sublease be binding upon Sublessor unless and until one or more counterparts of this Sublease shall have been executed by Sublessor and unconditionally delivered to Subtenant.

          28.   BUILDING DIRECTORY LISTINGS. Subject to the prior written
                ---------------------------
consent of the Main Landlord and paying any fee required by the Main Landlord, Subtenant shall be entitled to use its proportionate share of those lines on the Building's lobby directory which have been made available to Sublessor pursuant to the Main Lease.

          29.  SECURITY DEPOSIT. Subtenant has deposited with Sublessor the sum
               ----------------
of $16,621.62 as security for the due performance and observance by Subtenant of the terms, provisions and conditions of this Sublease. Sublessor will deposit said sum in a bank account with a commercial bank or trust company, which account shall bear interest at "money market" rates. In the event Subtenant materially defaults in respect of any of the terms, provisions and conditions of this Sublease on the part of Subtenant to be observed or performed hereunder, and such default shall continue beyond the grace period, if any, in which Subtenant is permitted to cure such default, Sublessor may use, apply or retain the whole or any part of the security so deposited, together with the interest earned thereon, to the extent required for the payment of any Fixed Rent, Additional Charges or any other sum as to which Subtenant is in default or for any sum which Sublessor may expend or be required to expend by reason of Subtenant's aforesaid default, including, but not limited to, any damages or deficiency in the reletting of the Subleased Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. In the event that Subtenant shall faithfully comply with all the terms, provisions, covenants and conditions of this Sublease, (i) $5,540.54 of the security shall be returned to Subtenant promptly after the first anniversary of the Commencement Date, and (ii) the remaining security together with the interest earned thereon shall be returned to Subtenant promptly after the end of the term of this Sublease and after delivery of possession of the Subleased Premises to Sublessor.

          30.  CONSENT OF LESSOR UNDER MAIN LEASE AND UNDER PRIME LEASE. The
               --------------------------------------------------------
term of this Sublease shall not commence until (i) the Main Landlord shall have given its written consent hereto in accordance with the terms of the Main Lease,
(ii) the Prime Landlord shall have given its written consent hereto in accordance with the terms of the Prime Lease and (iii) Sublessor shall have notified Subtenant that such consents have been given. Sublessor shall not be obligated to take any action to obtain such consents other than to request such consents from the Main Landlord. Sublessor shall notify Subtenant of the granting or denial of the Main Landlord's consent and the Prime Landlord's consent to this Sublease, and if such consents shall be granted, Sublessor shall furnish Subtenant with copies thereof. If the Main Landlord and the Prime Landlord do not give their respective consent to this Sublease for any reason within 45 days after it shall have been executed and delivered and submitted to the Main Landlord, then at any time after the expiration of said 45-day period, either party hereto may cancel this Sublease by giving written notice to the other party, and if such notice shall be given, this Sublease shall be deemed cancelled and have no further force or effect. If this Sublease shall be cancelled as aforesaid, then (a) if Subtenant is then in possession of all or any part of the Subleased Premises, Subtenant shall immediately quit and surrender to Sublessor the Subleased Premises, shall remove all of its property and repair all damage caused by such removal and restore the Subleased Premises to the condition in which they were prior to the installation of the items so removed, and (b) Sublessor shall return to Subtenant all Fixed Rent, if any, prepaid by Subtenant and Subtenant's security deposit, less so much of such deposit, if any, which Sublessor shall have applied or shall be entitled to retain in accordance with the provisions of Paragraph 29 of this Sublease to remedy any default by Subtenant hereunder.

          31.  SUBTENANT'S WORK.
               ----------------

          A. Sublessor and Subtenant have attached the Subtenant's Sealed Construction Plan (the "Subtenant's Work Letter") as Exhibit B, describing the Subtenant's Work (the "Subtenant's Work") to be performed to the Subleased Premises by Sublessor on behalf of Subtenant at Sublessor's expense. All work described in the Subtenant's Plan shall be performed by an architect and general contractor pre-approved by the Sublessor and Subtenant pursuant to plans and specifications mutually approved and signed by the parties, which are attached as Exhibit B. The Subtenant's Work must be performed and completed in a manner reasonably satisfactory to Subtenant.

          B. Subtenant has inspected the Subleased Premises and accepts the same "as is" in their presently existing condition, and Sublessor shall have no obligation to perform any work in order to prepare the Subleased Premises for Subtenant's occupancy other than as set forth in Exhibit B.

          C. Subtenant shall occupy the Subleased Premises promptly after the same are Ready for Occupancy (as defined in Section 1.01(Z) of the Main Lease) and possession thereof is delivered to Subtenant by Sublessor giving to Subtenant written notice of such effect. Except as expressly provided to the contrary in this Sublease, with the exception of latent defects, the taking of possession by Subtenant of the Subleased Premises shall be conclusive evidence as against Subtenant that the Subleased Premises and the Building were in good and satisfactory condition at the time such possession was taken, subject to the provisions of Subparagraph 31(D) below.

          D. If the substantial completion of the Subtenant's Plan is delayed due to any act or omission of Subtenant or any of its employees, agents or contractors (including, without limitation, (i) any delays due to changes in or additions to the Subtenant's Plan or (ii) any delays by Subtenant in the submission of plans, drawings, specifications or other information or in approving any additional drawings or estimates or in giving any authorization or approvals), then the Subleased Premises shall be deemed Ready for Occupancy on the date when they would have been ready but for such delay(s). The Subleased Premises shall be conclusively presumed to be in satisfactory condition on the Commencement Date except for the minor or insubstantial details of which Subtenant gives

Sublessor notice within 30 days after the Commencement Date specifying such details with reasonable particularity.

          32.  SURRENDER OF POSSESSION. In the event that Subtenant does not
               -----------------------
timely surrender possession of the Subleased Premises, in the condition required to be surrendered, on the expiration of the term or earlier termination hereof following the exercise of Sublessor's remedies for Subtenant's material default as provided in this Sublease, Subtenant agrees to continue to pay Sublessor Fixed Rent in an amount equal to three times the Fixed Rent due under this Sublease (the "Holdover Rent") until Subtenant surrenders possession in accordance with the terms hereof. For the purposes of this Paragraph 32, a court of appropriate jurisdiction shall decide any good-faith dispute between Sublessor and Subtenant with respect to whether Subtenant is in material default under the terms of this Sublease, and such final determination shall govern whether Sublessor is entitled to the Holdover Rent. In no event shall the foregoing in any way limit any of Sublessor's other rights or remedies under this Sublease.

          33.  RIGHT OF FIRST REFUSAL. If at any time during the term of this
               ----------------------
Sublease Sublessor desires to sublet the remainder of Suite 317 adjacent to the Subleased Premises, then Sublessor agrees it (i) will promptly advise Subtenant of such available space, (ii) will offer the space to Subtenant on substantially the same terms as would be offered to any proposed subtenant and (iii) will negotiate in good faith with Subtenant on rental terms for the space. If Sublessor and Subtenant cannot agree on such rental terms within seven (7) days after notice to Subtenant of such available space, then Sublessor thereafter shall be free to rent such space to whomever it wishes and on whatever terms it desires.

                                LEASE AGREEMENT


                                    BETWEEN


                        NEWPORT OFFICE PROPERTIES CORP.


                                      AND


                      NIPPON TRAVEL AGENCY PACIFIC, INC.


                             A HAWAII CORPORATION


                            DATED: JANUARY 23, 1992



                                  PREPARED BY

                     PANEPINTO, PAOLINO, DOHERTY & MANGIN
                             JOURNAL SQUARE PLAZA
                         JERSEY CITY, NEW JERSEY 07306
                                 201-653-2000

                               TABLE OF CONTENTS

ARTICLE 1     DEFINITIONS.....................................    1
ARTICLE 2     DEMISE AND TERM.................................    8
ARTICLE 3     RENT............................................    8
ARTICLE 4     USE OF DEMISED PREMISES.........................    9
ARTICLE 5     PREPARATION OF DEMISED PREMISES
              AND COMMENCEMENT DATE...........................   10
ARTICLE 6     TAX AND OPERATING EXPENSE PAYMENTS..............   11
ARTICLE 7     COMMON AREAS....................................   13
ARTICLE 8     SECURITY........................................   14
ARTICLE 9     SUBORDINATION...................................   14
ARTICLE 10    QUIET ENJOYMENT.................................   16
ARTICLE 11    ASSIGNMENT, SUBLETTING AND MORTGAGING...........   16
ARTICLE 12    COMPLIANCE WITH LAWS............................   20
ARTICLE 13    INSURANCE AND INDEMNITY.........................   22
ARTICLE 14    RULES AND REGULATIONS...........................   25
ARTICLE 15    ALTERATIONS.....................................   25
ARTICLE 16    LANDLORD'S AND TENANT'S PROPERTY................   27
ARTICLE 17    REPAIRS AND MAINTENANCE.........................   28
ARTICLE 18    ELECTRIC ENERGY.................................   29
ARTICLE 19    HEAT, VENTILATION AND AIR-CONDITIONING..........   35
ARTICLE 20    OTHER SERVICES: SERVICE INTERRUPTION............   36
ARTICLE 21    ACCESS, CHANGES AND NAME........................   37
ARTICLE 22    MECHANICS' LIENS AND OTHER LIENS................   38
ARTICLE 23    NON-LIABILITY AND INDEMNIFICATION...............   39
ARTICLE 24    DAMAGE OR DESTRUCTION...........................   40

ARTICLE 25    EMINENT DOMAIN............................    42
ARTICLE 26    SURRENDER.................................    44
ARTICLE 27    CONDITIONS OF LIMITATION..................    44
ARTICLE 28    RE-ENTRY BY LANDLORD......................    45
ARTICLE 29    DAMAGES...................................    46
ARTICLE 30    AFFIRMATIVE WAIVERS.......................    49
ARTICLE 31    NO WAIVERS................................    49
ARTICLE 32    CURING TENANT'S DEFAULTS..................    50
ARTICLE 33    BROKER....................................    50
ARTICLE 34    NOTICES...................................    50
ARTICLE 35    ESTOPPEL CERTIFICATES.....................    51
ARTICLE 36    ARBITRATION...............................    52
ARTICLE 37    INTENTIONALLY OMITTED.....................    53
ARTICLE 38    BUILDING NAME.............................    53
ARTICLE 39    ENVIRONMENTAL LAWS........................    53
ARTICLE 40    MISCELLANEOUS.............................    55
ARTICLE 41    PARKING...................................    61

EXHIBIT A     LAND
EXHIBIT B     TENANT WORK LETTER
EXHIBIT C     RULES AND REGULATIONS
EXHIBIT D     FLOOR PLAN
EXHIBIT E     CLEANING STANDARDS

          THIS LEASE dated January 23, 1992 made between NEWPORT OFFICE PROPERTIES CORP., a Delaware Corporation, having an office at 111 Pavonia Avenue, Jersey City, New Jersey ("Landlord") and NIPPON TRAVEL AGENCY PACIFIC, INC., a Hawaii Corporation, having an office at 120 West 45th Street, Suite 901, New York, New York 10036 ("Tenant").

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

          1.01. As used in this Lease (including in all Exhibits and any Riders attached hereto, all of which shall be deemed to be part of this Lease) the following words and phrases shall have the meanings indicated:

          A. Advance Rent: Nine Thousand Four Hundred Seventy-Nine & 17/100 ($9,479.17) Dollars.

          B. Additional Charges: All amounts that become payable by the Tenant to Landlord hereunder other than the Fixed Rent. The term "Additional Charge" shall be interchangeable with the term "Additional Rent".

          C.   Architect: Deleted

          D.   Base Year: 1992

          E.   Broker: Chilmark

          F. Building: "Newport Financial Center", 111 Pavonia Avenue, Jersey City, New Jersey.

          G. Business Days: All days except Saturdays after 1:00 P.M., Sundays, days observed by the federal or state government as legal holidays and such other days as shall be designated as holidays by the applicable operating engineers union or building service employees union contract.

          H. Business Hours: Generally customary daytime business hours but not before 8:00 A.M. or after 6:00 P.M. and Saturdays 9:00 A.M. to 1:00 P.M.

          I.   Calendar Year: Any twelve-month period commencing on January 1.

          J. Commencement Date: January 1, 1992 or the date on which the Landlord notifies Tenant that Landlord has obtained the Prime Landlord's consent to this Lease or the date on which the Demised Premises are Ready for Occupancy, whichever is latest.

          K. Common-Areas: All areas, spaces and improvements in the Building and on the Land which Landlord makes available from time to time for the common use and benefit of the tenants and occupants of the Building and which are not exclusively available for use by a single tenant or occupant, including, without limitation, parking areas, roads, walkways, landscaped and planted areas, community rooms, if any, the managing agent's office, if any, and public rest rooms, if any.

          L. Demised Premises: 5,000 rentable s.f. located on the third (3rd) floor as shown on Exhibit D.

          M. Expiration Date: The date that is the day before the tenth (10th) anniversary of the Commencement Date if the Commencement Date is the first day of a month, or the tenth (10th) anniversary of the last day of the month in which the Commencement Date occurs if the Commencement Date is not the first day of a month. However, if the Term is extended by Tenant's effective exercise of Tenant's rights, if any, to extend the Term, the "Expiration Date" shall be changed to the last day of the latest extended period as to which Tenant shall have effectively exercised its right to extend the Term. For the purposes of this definition, the earlier termination of this Lease shall not affect the "Expiration Date."

          N.   Fixed Rent:

               (i) $22.75 per rentable s.f. or One Hundred Thirteen Thousand Seven Hundred Fifty & 00/100 ($113,750.00) Dollars per year for the period commencing on the Commencement Date and ending on the day before the fifth (5th) anniversary of the Commencement Date if the Commencement Date is the first day of the month or the fifth (5th) anniversary of the last day of the month in which the Commencement Date occurs if the Commencement Date is not the first day of a month, payable at the rate of Nine Thousand Four Hundred Seventy-Nine & 17/100 ($9,479.17) Dollars per month as hereinafter provided.

               (ii) $25.75 per rentable s.f. or One Hundred Twenty-Eight Thousand Seven Hundred Fifty & 00/100 ($128,750.00) Dollars per year for the period commencing on the first month following the fifth (5th) anniversary of the Commencement Date and ending on the Expiration Date, payable at the rate of Ten Thousand Seven Hundred Twenty-Nine & 17/100 ($10,729.17) Dollars per month as hereinafter provided.

          O. Insurance Requirements: Rules, regulations, orders and other requirements of the applicable board of underwriters and/or the applicable fire insurance rating organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance over the Land and Building, whether now or hereafter in force.

          P. Land: The land described in Exhibit A, upon which the Building is located.

          Q. Legal Requirements: Laws and ordinances of all federal, state and local governments, and rules, regulations, orders and directives of all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public, quasi-public authorities having jurisdiction over the Land and Building.

          R. Master Lease: Agreement of Lease, dated June 14, 1988, as amended or may be amended, between Newport Office Center I Company, as Landlord ("Prime Landlord"), and Landlord, as Tenant, covering a portion of the first (lst) floor, including the lobby area, the roof and the entire second (2nd) through fifteenth (15th) floors in the Building.

          S.   Mortgage: A mortgage and/or a deed of trust.

          T. Mortgagee: A holder of a mortgage or a beneficiary of a deed of trust.

          U. Office Component: A portion of the 2nd and 6th floors of the Building and the entire 3rd, 4th, 5th, 7th, 8th, 12th, 14th and 15th floors, representing a total of 306,181 rentable s.f. in the Building.

          V. Operating Expenses: All costs and expenses, and taxes thereon, if any, paid or incurred by Landlord in connection with the Office Component of Building, the Building utility and service systems, the sidewalks, curbs, plazas and other areas adjacent to the Building, and with respect to the services provided tenants, including, without limitation: (i) salaries, wages and bonuses paid to, and the cost of any hospitalization, medical, surgical, union and general welfare benefits (including group life insurance), any pension, retirement or life insurance plan or any other benefit or similar expense relating to employees of Landlord engage in the operation, cleaning, repairs, safety, management providing security or maintenance of the Land and/or the Building or in providing services to tenants; (ii) social security, unemployment and other payroll taxes, the cost of providing disability and worker's compensation coverage imposed by any requirements of law, union contract or otherwise with respect to said employees; (iii) the cost of casualty, rent, liability, fidelity, plate glass and any other insurance; (iv) the cost of repairs, replacements, maintenance and painting; (v) expenditures for improvements and equipment which are made by reason of Legal Requirements or Insurance Requirements; (vi) the cost or rental of all building and cleaning supplies, tools, materials and equipment; (vii) the cost of uniforms, work clothe and dry cleaning; (viii) window cleaning, concierge, guard, watchman or other security personnel, service or system, if any;

(vix) management fees or if no managing agent is employed by Landlord, a sum in lieu thereof which is not in excess of then prevailing rates for management fees payable for first-class office buildings; (x) charges of independent contractors performing work included within this definition of Operating Expenses; (xi) telephone and stationery; (xii) legal, accounting and other professional fees and disbursements incurred in connection with the operation and management of the Building and Land; (xiii) association fees and dues; (xiv) decorations; (xv) depreciation of hand tools and other movable equipment used in the operation, cleaning, repair, safety, management, security or maintenance of the Building;
(xvi) the cost of painting and/or decorating and/or other maintenance of the public or common areas of the Building and Land; (xvii) the cost of all interior and exterior gardening and landscaping of the Building and Land and all temporary exhibitions located thereon; (xviii) the cost of maintenance, repair and/or replacement of the curtain wall facade; (xix) all operating expenses, project maintenance fees and charges required to be paid by Landlord to Prime Landlord pursuant to the terms of the Master Lease; (xx) the cost of pest and vermin extermination for the common areas of the Building and the Land; and
(xxi) Utility Costs (as hereinafter defined), provided, however, that Operating Expenses shall exclude or have deducted from them, as the case may be:

          (a) amounts actually received by Landlord through insurance proceeds, condemnation awards, warranties and service contracts, or otherwise, to the extent they are compensation for sums previously included in operating Expenses hereunder;

          (b)  brokerage commissions;

          (c)  Real Estate Taxes;

          (d) the cost of electricity furnished to the Demised Premises or any other space leased to tenants as reasonably estimated by Landlord;

          (e) financing and refinancing costs, rents payable under the Master Lease or any Superior Lease, and mortgage interest and mortgage payments due under any Mortgage;

          (f)  depreciation except as otherwise expressly herein provided;

          (g) cost and expenses incurred in connection with the enforcement of leases and disputes with tenants in the Building, including without limitation, court costs, attorney's fees and disbursements;

          (h) cost and expenses incurred in connection with leasing or re-leasing space in the Building such as space planning, architectural, engineering, attorneys' fees and advertising and promotional expenses;

          (i) expenses in connection with the operation, cleaning, repair, safety, management, security, maintenance or other services of any kind provided exclusively to any portion of the Building which are leased or used for retail purposes and which do not benefit the office tenants of the Building;

          (j) the cost of installing, operating and maintaining a specialty improvement, including, without limitation, an observatory, broadcasting, cafeteria or dining facility or athletic, luncheon or recreational club.

          W. Permitted Use: General and executive offices subject to all applicable laws, ordinances, rules and regulations of any governmental boards or bodies having jurisdiction thereof.

          X. Person: A natural person or persons, a partnership, a corporation, or any other form of business or legal association or entity.

          Y.   Prime Landlord: Newport Office Center I Company

          Z. Ready for Occupancy: The condition of the Demised Premises when for the first time the Tenant's Work under the Tenant Work Letter shall have been substantially completed and a temporary or permanent Certificate of Occupancy shall have been issued permitting use of the Demised Premises for the Permitted Use. The work under the Tenant Work Letter shall be deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises.

          AA. Real Estate Taxes: The real estate taxes, assessments and special assessments imposed upon the Building and Land by any federal, state, municipal or other governments or governmental bodies or authorities, any alternative or substitute charges, including any so-called "service charge" resulting from any abatements or other special reductions included in Real Estate Taxes now or hereafter during the term of this Lease, including, without limitation, service charges payable pursuant to a certain agreement dated August 25, 1987 between Mid Hudson Urban Renewal Company and the City of Jersey City (the "Financial Agreement"). Pursuant to the said Financial Agreement, an Annual Service Charge in lieu of Real Estate Taxes is due to the City of Jersey City for a total period of fifteen (15) years as follows: $1.66 per rentable square foot for a period of five (5) years, commencing July 1989; $2.07 per rentable square foot for the next five (5) years and $2.49 per rentable square foot for the last five (5) years. Any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and Land, which expenses shall be allocated to the period of time to which such expenses relate. Tenant shall not be obligated or required to pay any tax on the income or receipts of Landlord. If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (a) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (b) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Real Estate Taxes" for the purposes hereof.

          BB.   Rent: The Fixed Rent, Additional Rent and Additional Charges.

          CC.   Rules and Regulations: The reasonable rules and regulations that may be promulgated by Landlord from time to time, as same may be reasonably changed by Landlord from time to time. The Rules and Regulations now in effect are attached hereto as Exhibit C.

          DD.   Security Deposit: Eighteen Thousand Nine Hundred Fifty-Eight &
34/100 ($18,958.34) Dollars as provided in Article 8 herein.

          EE.   Successor Landlord: As defined in Section 9.03.

          FF.   Superior Lease: Any lease to which this Lease is at the time referred to, subject and subordinate.

          GG.   Superior Lessor: The lessor of a Superior Lease or its successor in interest, at the time referred to.

          HH.   Superior Mortgage: Any Mortgage to which this Lease is, at the time referred to, subject and subordinate.

          II. Superior Mortgagee: The Mortgagee of a Superior Mortgage at the time referred to.

          JJ.  Tenant's Fraction:

               (i) "Tenant's Operating Fraction" for the Operating Expenses attributable to the Office Component of the Building and Land shall be 1.63%. If the size of the Demised Premises or the Building shall be changed from the initial size thereof, due to any taking, any construction or alteration work or otherwise, the Tenant's Operating Fraction shall be changed to the fraction the numerator of which shall be the rentable square footage of the Demised Premises and the denominator of which shall be the rentable square footage of the Office Component of the Building;

               (ii) "Tenant's Real Estate Fraction" for Tenant's proportionate share of Real Estate Taxes for the Building and Land shall be 1.23%. If the size of the Demised Premises or the Building shall be changed from the initial size thereof, due to any taking, any construction or alteration work or otherwise, the Tenant's Real Estate Fraction shall be changed to the fraction the numerator of which shall be the rentable square footage of the Demised Premises and the denominator of which shall be the rentable square footage of the Building.

          KK.  Tenant's Property: As defined in Section 16.02.

          LL. Tenant's Work: The facilities, materials and work which will be undertaken by and for the account of Tenant to equip, decorate and furnish the Demised Premises for Tenant's occupancy in accordance with the provisions of
Article 5.01 and Exhibit B attached hereto.

          MM. Term: The period commencing on the Commencement Date and ending 11:59 p.m. of the Expiration Date, but in any event the Term shall end on the date when this Lease is earlier terminated.

          NN. Unavoidable Delays: A delay arising from or as a result of a strike, lockout, or labor difficulty, explosion, sabotage, accident, riot or civil commotion, act of war, fire or Other catastrophe, Legal Requirement or an act of the other party and any cause beyond the reasonable control of that party, provided that the party asserting such Unavoidable Delay has exercised its best efforts to minimize such delay.

          OO. Utility Costs: Landlord's cost (incurred directly or through independent contractors) for all electricity (to the extent Landlord is not directly reimbursed therefor by individual tenants), steam, water, gas or other fuel and utilities supplied to the Building or the Land, including in each case, any surcharges, fuel adjustments and taxes payable by Landlord in connection therewith.


                                   ARTICLE 2
                                   ---------
                                DEMISE AND TERM
                                ---------------

          2.01. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Demised Premises, for the Term. Promptly following the Commencement Date, at the option of the Landlord, the parties hereto shall enter into an agreement in form and substance satisfactory to Landlord and Tenant setting forth the Commencement Date.


                                   ARTICLE 3
                                   --------
                                     RENT
                                     ----

          3.01. (a) Tenant shall pay the Fixed Rent in equal monthly installments in advance on the first day of each and every calendar month during the Term. If the Commencement Date occurs on a day other than the first day of a calendar month, the Fixed Rent for the partial calendar month at the commencement of the term shall be prorated. Upon execution of the Lease, Tenant shall pay the Advance Rent which shall be applied to the first month's Fixed Rent following the Commencement Date.


                (b) Notwithstanding the Fixed Rent described herein, Tenant shall not be responsible for and shall not pay Fixed Rent for the following periods:

                (i) for the first nine (9) consecutive months following the
                    Commencement Date; and

                (ii) for the first three (3) consecutive months following the first anniversary of the Commencement Date.

          Following the Free Rent Period(s), Tenant shall pay Fixed Rent as herein set forth. All Additional Charges shall however be due notwithstanding the Free Rent Period(s) for Fixed Rent. In the event that Tenant defaults under any of the terms of this Lease, the entire Fixed Rent, otherwise due for the Free Rent Period(s), shall become immediately due and payable to the Landlord.

          3.02. The Rent shall be paid in lawful money of the United States to Landlord or Landlord's agent, at its office, or such other place, as Landlord shall designate by notice to Tenant. Tenant shall pay the Rent promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this Lease. If Tenant makes any payment to Landlord by check, same shall be by check of Tenant and Landlord shall not be required to accept the check of any other person, and any check received by Landlord shall be deemed received subject to collection. If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due.

          3.03. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

          3.04. If Tenant is in arrears in payment of Rent, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited. Notwithstanding the foregoing, in the event Tenant in good faith disputes a liability asserted by Landlord, Tenant may designate the item(s) to which its payments should be credited provided Tenant's designation does not prejudice Landlord's position with respect to the dispute.

          3.05. Any payment due Landlord under this Lease which is not paid within five (5) days of written notice of non-payment shall, from the due date until such payment is received by Landlord, bear interest at the prime rate of Chemical Bank of New York plus 6% (the "Late payment Rate"), provided however, the aforesaid interest shall not be imposed unless Landlord fails to receive an overdue payment within five (5) days of Landlord's written notice to Tenant thereof.

                                   ARTICLE 4
                                   ---------
                            USE OF DEMISED PREMISES
                            -----------------------

          4.01. Tenant shall use and occupy the Demised Premises for the Permitted Use, and Tenant shall not use or permit or suffer the use of the Demised Premises or any part thereof for any other purpose.


          4.02. If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit, and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done in the Demised Premises, in any manner which (a) violates the Certificate of Occupancy for the Demised Premises or for the Building; (b) causes or is liable to cause injury to the Building or any equipment, facilities or systems therein; (c) constitutes a violation of the Legal Requirements or Insurance Requirements; (d) impairs or tends to impair the character, reputation or appearance of the Building as a first-class office building; (e) impairs the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (f) interferes with the Quiet Enjoyment rights of the other tenants in the Building.


                                   ARTICLE 5
                                   ---------
                        PREPARATION OF DEMISED PREMISES
                        -------------------------------
                             AND COMMENCEMENT DATE
                             ---------------------

          5.01. Landlord and Tenant have attached a Tenant Work Letter as Exhibit B, describing the Tenant's Work to be performed to the Demised Premises by the Landlord on behalf of the Tenant at Landlord's expense. All work described in the Tenant Work Letter shall be performed by an architect and general contractor chosen by the Landlord in its sole discretion pursuant to plans and specifications mutually approved and signed by the parties.

          5.02. Tenant has inspected the Demised Premises and accepts the same "as is" in their presently existing condition, and Landlord shall have no obligation to perform any work in order to prepare the Demised Premises for Tenant's occupancy other than as set forth in the Tenant's Work Letter.

          5.03. Subject to Section 1.01(J) Tenant shall occupy the Demised Premises promptly after the same are Ready for Occupancy (as defined in Section 1.01(Z) above) and possession thereof is delivered to Tenant by Landlord giving to Tenant a notice of such effect. Except as expressly provided to the contrary in this Lease, with the exception of latent defects, the taking of possession by Tenant of the Demised Premises shall be conclusive evidence as against Tenant that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was taken, subject to the provisions of
Section 5.04 below.

          5.04. If the substantial completion of the Tenant's Work under the Tenant Work letter shall be delayed due to (a) any act or omission of Tenant at any of its employees, agents or contractors (including, without limitation, (i) any delays due to changes in or additions to the Tenant's Work or (ii) any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any working drawings or estimates or in giving any authorization or approvals), then the Demised Premises shall be deemed Ready for Occupancy on the date when they would have been ready but for such delay(s). The Demised Premises shall be conclusively presumed to be in satisfactory condition on the Commencement Date except for the minor or insubstantial details of which Tenant gives Landlord notice within thirty (30) days after the Commencement Date specifying such details with reasonable particularity.

          5.05. Landlord reserves the right, at any time and from time to time, to increase, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas of the Building and any other buildings and other improvements on the Land, including without limitation the right to move and/or remove same, provided same shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises; provided, however, Landlord shall not cause a material adverse impact on the conduct of Tenant's business, nor shall Landlord do anything inconsistent with maintaining the Building as a first class office building. Further, in the event of any relocation of the Demised Premises, Landlord shall provide Tenant with six (6) months written notice prior to the relocation and Landlord shall be responsible for all reasonable costs of Tenant associated with such relocation.


                                   ARTICLE 6
                                   ---------
                      TAX AND OPERATING EXPENSE PAYMENTS
                      ----------------------------------

          6.01. Tenant shall pay, as Additional Rent, to Landlord, as hereinafter provided, Tenant's share of the Real Estate Taxes. Tenant's share of the Real Estate Taxes shall be the Real Estate Taxes for the Building for the period in question, less the Real Estate Taxes attributable to the Base Year, multiplied by the Tenant's Real Estate Fraction [Section 1.01(JJ) (ii)], plus the Real Estate Taxes in respect of the Land for the period in question, less the Real Estate Taxes attributable to the Land for the Base Year, multiplied by the Tenant's Real Estate Fraction. If any portion of the Building shall be exempt from all or any part of the Real Estate Taxes, then for the period of time when such exemption is in effect, the rentable space on such exempt portion shall be excluded when making the above computations in respect of the part of the Real Estate Taxes for which such portion shall be exempt. Landlord shall estimate the annual amount of Tenant's proportionate share of the Real Estate Taxes (which estimate may be changed by Landlord at any time and from time to time), and Tenant shall pay to Landlord 1/12th of the amount so estimated on the first day of each month in advance. Tenant shall also pay to Landlord on demand from time to time the amount which, together with said monthly installments, will be sufficient in Landlord's estimation to pay Tenant's proportionate share of any Real Estate Taxes thirty (30) days prior to the date when such Real Estate Taxes shall first become due. When the amount of any item comprising Real Estate Taxes is finally determined for a real estate fiscal tax year, Landlord shall submit to Tenant a statement in reasonable detail of the same, and the figures used for computing Tenant's proportionate share of the same, and if Tenant's proportionate share so stated is more or less than the amount theretofore paid by Tenant for such item based on Landlord's estimate, Tenant shall pay to Landlord the deficiency, or Landlord shall refund to Tenant the excess, within ten (10) Business Days after submission of such statement. Any Real Estate Taxes for a real estate fiscal tax year, a part of which is included within the Term and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the Term, and the real estate fiscal tax year for any improvement assessment will be deemed to be the one-year period commencing on the date when such assessment is due, except that if any improvement assessment is payable in installments, the real estate fiscal tax year for each installment will be deemed to be the one-year period commencing on the date when such installment is due.

          6.02. Tenant shall pay, as Additional Rent, to Landlord, as hereinafter provided, Tenant's share of the Operating Expenses. Tenant's share of the Operating Expenses shall be the Operating Expenses for the period in question, less the Operating Expenses paid by Landlord during the Base year, multiplied by Tenant's Operating Fraction [Section 1.01(JJ)(i)]. Landlord shall estimate Tenant's annual proportionate share of the Operating Expenses (which estimate may be reasonably changed by Landlord from time to time), and Tenant shall pay to Landlord 1/12th of the amount so estimated on the first day of each month in advance. If at any time Landlord changes its estimate of Tenant's proportionate share of the Operating Expenses for the then current Calendar Year or partial Calendar Year, Landlord shall give notice to Tenant of such change and within ten (10) Business Days after such notice Landlord and Tenant shall adjust for any overpayment or underpayment during the prior months of the then current Calendar Year or partial Calendar Year. After the end of each Calendar Year, including any partial Calendar Year at the beginning of the Term, and after the end of the term, Landlord shall submit to Tenant a statement in reasonable detail stating Tenant's proportionate share of the Operating Expenses for such Calendar Year, or partial Calendar Year in the event the Term shall begin on a date other than a January 1st and/or, end on a date other than a December 31st, as the case may be, and stating the Operating Expenses for the period in question and the figures used for computing Tenant's proportionate share, and if Tenant's proportional share so stated for such period is more or less than the amount paid for such period, Tenant shall pay to Landlord the deficiency, or Landlord shall refund to Tenant the excess, within ten (10) Business Days after submission of such statement of Tenant's proportionate share.

          6.03. Each such statement given by Landlord pursuant to Section 6.01 or Section 6.02 shall be conclusive and binding upon Tenant unless within sixty
(60) days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute is not settled by agreement, either party may submit the dispute to arbitration as provided in Article 36. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (10) Business Days after receipt of such statement, pay the Additional Charges in accordance with Landlord's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall within ten (10) Business Days pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement.


                                   ARTICLE 7
                                   ---------
                                 COMMON AREAS
                                 ------------

          7.01. Subject to the provisions of Section 5.05, Landlord will operate, manage, equip, light, repair and maintain, or cause to be operated, managed, equipped, lighted, repaired and maintained, the Common Areas for their intended purposes. Landlord reserves the right, at any time and from time to time, to construct within the Common Areas kiosks, fountains, aquariums, planters, pools and sculptures, and to install vending machines, telephone booths, benches and the like, provided same shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises; provided however, Landlord shall not cause a material adverse impact on the conduct of Tenant's business, nor shall Landlord do anything inconsistent with maintaining the Building as a first class office building.


          7.02. Tenant, its subtenants and concessionaires, and their respective officers, employees, agents, customers and invitees, shall have the non-exclusive right to use the Common Areas, in common with Landlord and all others to whom Landlord has granted or may hereafter grant such right, but subject to the Rules and Regulations. Landlord reserves the right, at any time and from time to time, to close temporarily all or any portions of the Common Areas when in Landlord's reasonable judgment any such closing is necessary or desirable (a) to make repair or changes or to effect construction, (b) to prevent the acquisition of public rights in such areas, (c) to discourage unauthorized parking, or (d) to protect or preserve natural persons or property. Landlord may do such other acts in and to the Common Areas as in its judgment may be desirable to improve or maintain same. In connection with the foregoing, Landlord shall make reasonable efforts to avoid a material adverse impact on the conduct of Tenant's business and shall provide adequate ingress and egress to the Demised Premises.

                                   ARTICLE 8
                                   ---------
                                   SECURITY
                                   --------

          8.01. Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit for the full and faithful payment and performance by Tenant of Tenant's obligations under this Lease. If Tenant defaults in the full and prompt payment and performance of any of its obligations under this Lease, including, without limitation, the payment of Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit so deposited to the extent required for the payment of any Rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of Tenant's obligations under this Lease, including, without limitation, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord shall so use, apply or retain the whole or any part of the Security Deposit, Tenant shall, upon demand, immediately deposit with Landlord a sum equal to the amount so used, applied and retained as the Security Deposit. If Tenant shall fully and faithfully pay and perform all of Tenant's obligations under this Lease, the Security Deposit or any balance thereof to which Tenant is entitled shall be returned or paid over to Tenant, with interest as provided by Landlord's Security Deposit Account for tenants of the Building, after the date on which this Lease shall expire or sooner end or terminate, and after delivery to Landlord of entire possession of the Demised Premises. In the event of any sale or leasing of the Building and/or the Land, Landlord shall have the right to transfer the Security Deposit to which Tenant is entitled to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return or payment thereof and Tenant shall look solely to the new landlord for the return or payment of the same. The provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. The Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

                                   ARTICLE 9
                                   ---------
                                 SUBORDINATION
                                 -------------

          9.01. This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to all Mortgages affecting the Land and/or Building, whether or not such Mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such Mortgages, to all renewals, modifications, replacements and extensions of such Mortgages and spreaders and consolidations of such Mortgages, to the Master Lease, all present or future ground leases and grants of term of the Building, Land or parts thereof. The provisions of this Section 9.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, Prime Landlord or the Mortgagee of any such Mortgage or any of their respective successors in interest may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instruments within ten (10) Business Days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant.

          9.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord, Prime Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant, and (b) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior Mortgagee, Prime Landlord or Superior Lessor shall have become entitled under such Superior Mortgage, Master Lease or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Superior Mortgagee, Prime Landlord or Superior Lessor shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

          9.03. If the Prime Landlord or any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights ("Successor Landlord") and upon such Successor Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's Landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the

Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; or (c) be bound by any previous modification of this Lease or by any previous prepayment of more than one month's Fixed Rent or Additional Charges, unless such modification or prepayment shall have been expressly approved in writing by the Prime Landlord, the Superior Lessor of the Superior Lease or the Mortgagee of the Superior Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

          9.04. If the Prime Landlord or any then present or prospective Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall promptly execute and deliver to Landlord such instruments effecting such modification(s) as Landlord shall request, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease, for example, and not by way of limitation, changes to the Term, Fixed Rent, Additional Rent and location of the Demised Premises.


                                  ARTICLE 10
                                  ----------
                                QUIET ENJOYMENT
                                ---------------

          10.01. So long as Tenant pays all of the Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and Mortgages.


                                  ARTICLE 11
                                  ----------
                     ASSIGNMENT, SUBLETTING AND MORTGAGING
                     -------------------------------------

          11.01. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise, (a) assign or otherwise transfer this Lease or offer or advertise to do so, (b) sublet the Demised Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed.

          11.02. Any proposed assignee, sublessee or transferee, whether or not Landlord's consent is required hereunder, shall in any event:

                 (a) have a net worth at least equal to Tenant as of the date of this Lease; and


                 (b) demonstrate financial responsibility reasonably necessary to fulfill its obligations hereunder; and


                 (c) occupy the Demised Premises for the Permitted Use and only the Permitted Use, as described in this Lease; and

                 (d) in the reasonable opinion of Landlord, be a tenant whose occupancy will be in keeping with the dignity and character of a first class office building the use and occupancy of the Building and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon Landlord in the maintenance and operation of the Building and shall, in the reasonable opinion of the Landlord, be eligible, suitable and qualified as a tenant at Newport Financial Center in accordance with the provisions of this Lease.

          In connection with any proposed assignment, sublease or transfer, Tenant shall pay to the Landlord on demand (i) the reasonable costs (not including attorney's fees) that may be incurred by the Landlord, including, without limitation, the reasonable costs of making investigations as to the acceptability of the proposed assignee or sublessee and (ii) the reasonable attorney's fees of Landlord and Prime Landlord.

          11.03. An assignment of this Lease as to which Landlord's consent shall be required shall be deemed to include: (i) if Tenant is a corporation not listed on a recognized security exchange, one or more sales or transfers of stock, by operation of law or otherwise, or creation of new stock, by which an aggregate of more than 50% of Tenant's stock shall be vested in a party or parties who are non-stockholders as of the date hereof; and (ii) if Tenant is a partnership or joint venture, the transfer of any interest in the Tenant, whether by sale, exchange, merger, consolidation or otherwise.

                 Landlord shall grant its consent to assignments of this Lease pursuant to transactions with a corporation into which the Tenant may be merged or consolidated or to any corporation which shall be an affiliate, subsidiary, parent or successor of Tenant,-or of a corporation into which or with which Tenant may be merged or consolidated, or to a partnership, the majority interest in which shall be owned by stockholders of Tenant.

                 For the purposes of this Article, a "subsidiary" or "affiliate" or "successor" of Tenant shall mean the following:

                 (a) an "affiliate" shall mean any corporation which, directly or indirectly, controls or is controlled by or is under common control with Tenant. For this purpose "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise;

                 (b) a "subsidiary" shall mean any corporation, not less than 50% of whose outstanding stock shall, at the time, be owned directly or indirectly by Tenant; and

                 (c) a "successor" of Tenant shall mean:

                     (i) a corporation in which or with which Tenant, its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, or

                     (ii) a corporation acquiring this Lease and the terms hereby demised and a substantial portion of the property and assets of Tenant, its corporate successors or assigns, or

                     (iii) a corporate successor to a successor corporation becoming such either by the methods described in (i) or (ii) provided that in the completion of such merger, consolidation, acquisition or assumption, the successor shall have a net worth of no less than that of Tenant.

          11.04. If this Lease is assigned, whether or not in violation of this Lease, Landlord may collect Rent from the assignee. If the Demised Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default collect Rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 11.01 or Section 11.02, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article 11. References in this Lease to use or occupancy by others (that is, anyone other than Tenant) shall not be construed as limited to subtenants and those claiming under or through subtenants but shall be construed as including also licensees and others claiming under or through Tenant, immediately or remotely.

          11.05. Any permitted assignment or transfer, whether made with Landlord's consent or without Landlord's consent, shall be made only if, and shall not be effective until, the assignee or transferee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee or transferee shall assume Tenant's obligations under this Lease from and after the effective date of the assignment or transfer and whereby the assignee or transferee shall agree that all of the provisions in this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect to all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original Tenant and any other person(s) who at any time was or were Tenant shall remain fully liable for the payment of the Rent and for Tenant's other obligations under this Lease.

          11.06. The liability of the originally named Tenant and any other Person(s) who at any time was or were Tenant for Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

          11.07. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others.

          11.08. Without limiting any of the provisions of Article 27, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one (1) year's Fixed Rent plus an amount equal to the Additional Charges for the Calendar Year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of Tenant's obligations under this Lease, to be held and applied in the manner specified for the Security Deposit in Section 8.01.

          11.09. In the event of any assignment or sublease of the Demised Premises which requires the payment of Fixed Rent, Additional Rent and other charges in excess of the amounts payable to the Landlord as set forth in this Lease, then the "net excess or profit" shall be paid to Landlord by Tenant as Additional Rent and shall be due and payable at such times as shall be due and payable by such assignee or subtenant to the Tenant. In the event the Tenant fails to make payment of such excess or profit in violation of this Lease, Landlord may collect such rent directly from the assignee or subtenant. The "net excess or profit" shall mean the amount remaining after payment of Fixed Rent, Additional Rent and other charges, marketing, brokerage and other professional fees and expenses reasonably incurred by Tenant.


                                  ARTICLE 12
                                  ----------
                             COMPLIANCE WITH LAWS
                             --------------------

          12.01. Tenant shall comply with all Legal Requirements which shall, in respect of the Demised Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Demised Premises, impose any violation, order or duty on Landlord or Tenant; and Tenant shall pay all the cost, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 12.01. However, Tenant need not comply with such law or requirement of any public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 12.02.

          12.02. Tenant may contest by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any Legal Requirement, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, and neither the Demised Premises nor any part thereof shall be subject to being condemned or vacated by reason-of non-compliance or otherwise by reason of such contest; (b) before the commencement of such contest Tenant shall furnish to Landlord either (i) the bond of a surety company satisfactory to Landlord, which bond shall be, as to its provisions and form, satisfactory to Landlord and shall be in an amount at least equal to 125% of the cost of such compliance (as estimated by a reputable contractor designated by Landlord) and shall indemnify Landlord against the cost thereof and against all liability for damages, interest, penalties and expenses (including reasonable attorney's fees and expenses), resulting from or incurred in connection with such contest or non-compliance, or (ii) other security in place of such bond satisfactory to Landlord; (c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord shall be deemed subject to prosecution for a crime if Landlord, or its managing agent, or any officer, director, partner, shareholder or employee of Landlord or its managing agent, as an individual, is charged with a crime of any kind or degree whatsoever, whether by service of summons or otherwise, unless such charge is withdrawn before Landlord or its managing agent, or such officer, director, partner, shareholder or employee of Landlord or its managing agent
(as the case may be) is required to plead or answer thereto.

          12.03. The Tenant shall have the right to use the Demised Premises for the permitted Use. The Landlord represents and warrants that Tenant's proposed use is currently lawful under the Jersey City zoning Ordinance and the Permitted Use is lawful under current applicable governmental requirements or regulation with respect to land use.

          12.04. Landlord shall comply with all then existing Legal Requirement and shall pay all the cost, expenses, fines, penalties and damages which may be imposed upon Tenant for any violation by Landlord of the Legal Requirements existing at the time of the completion of Tenant's Work. Landlord shall comply with all Legal Requirements applicable to the Building (other than the Demised Premises) during the Term. If any changes or additions are required to be made to the Building and/or Land due to a change in Legal Requirements after the Commencement Date, Landlord shall perform same, and the cost thereof shall be amortized with interest at the annual Prime Rate of interest as declared by the Chemical Bank of New York plus two (2%) percent as of the date of such charge or addition to the Building and/or the Land, calculated over the useful life of the change or addition and Tenant's Operating Fraction thereof shall be applied to such amount. Tenant shall pay such amortized amount monthly, as and for Additional Rent, Based on the number of years of the useful life thereof falling within the remainder of the Term.


                                  ARTICLE 13
                                  ----------
                            INSURANCE AND INDEMNITY
                            -----------------------

          13.01. Landlord shall maintain or cause to be maintained All-Risk insurance in respect of the Building and other improvements on the Land normally covered by such insurance (except for the property Tenant is required to cover with insurance under Section 13.02 and similar property of other tenants and occupants of the Building and except for buildings and other improvements which are on land neither owned by nor leased to Landlord) for the benefit of Landlord, Prime Landlord, any Superior Lessors, any Superior Mortgagees and any other parties Landlord may at any time and from time to time designate, as their interests may appear, but not for the benefit of Tenant, and shall maintain rent insurance as required by Prime Landlord or any Superior Lessor or any Superior Mortgagee. The All-Risk insurance will be in the amounts required by the Prime Landlord, any Superior Lessor or any Superior Mortgagee but not less than the amount sufficient to avid the effect of the coinsurance provisions of the applicable policy or policies. Landlord may also maintain any other forms and types of insurance which Landlord shall deem reasonable in respect to the Building and Land. Landlord shall have the right to provide any insurance maintained or caused to be maintained by it under blanket policies.

          13.02. Tenant shall maintain the following insurance: (a) comprehensive general public liability insurance in respect of the Demised Premises and the conduct and operation of business therein, with Landlord named as an additional insured, and at Landlord's request with the Prime Landlord, any Superior Lessors, and Superior Mortgagees as additional insured(s), with limit of not less than $3,000,000 for bodily injury or death and $1,000,000 for property damage, including water damage and sprinkler leakage legal liability,
(b) All-Risk insurance in respect to Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, equipment, signs, and all other property of Tenant in the Demised Premises, in any amounts required by Prime Landlord or any Superior Lessor or any Superior Mortgagee but not less than 10% of the full insurable value of the property covered and not less than the amount sufficient to avoid the effect of the coinsurance provisions of the applicable policy or policies; (c) workers' compensation insurance; and (d) any other insurance required for compliance with the Insurance Requirements. Tenant shall deliver to Landlord and any additional insured(s) certificates for such fully paid-for policies at least 10 days before the Commencement Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiation thereof, and Tenant shall deliver to

Landlord and any additional insured(s) certificates therefor at least 30 days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility licensed to do business in New Jersey, and all such policies shall contain a provision whereby the insurer shall provide written notice to Landlord and any additional insured(s) at least twenty
(20) days prior to cancellation of such policies.

          13.03. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Demised Premises or use or occupy the Demised Premises or conduct or operate Tenant's business in any manner objectionable to any insurance company or companies whereby the fire insurance or any other insurance then in effect in respect to the Land and Building or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted Uses. Landlord shall give Tenant written notice in the event Landlord becomes aware of Tenant's breach of the provisions of this Section
13.03. In case of a breach of the provisions of this Section 13.03, in addition to all other rights and remedies of Landlord hereunder, Tenant shall (a) indemnify Landlord, Prime Landlord, Superior Lessors and the Superior Mortgagees, and hold Landlord, Prime Landlord, Superior Lessors and Superior Mortgagees harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant and (b) pay to Landlord any and all increases of premiums on any insurance, including, without limitation, rent insurance, resulting from any such breach. Landlord represents that the Permitted Use complies with Landlord's Insurance Requirements.

          13.04. Subject to Section 13.03 and to the extent not covered by Tenant's insurance, Tenant shall indemnify, defend and hold harmless Landlord, Prime Landlord, Superior Mortgagee and all Superior Lessors and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein or any work or thing whatsoever done, or any condition created (other than by Landlord) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises, caused by Tenant, its agents, servants, representatives or employees; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord's negligence) occurring in the Demised Premises, caused by Tenant, its agents, servants, representatives or employees; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease. Tenant's obligation to indemnify shall also include all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including without limitation, all attorney's fees, expert fees and expenses. In case any action or proceeding is brought against Landlord, Prime Landlord, Superior Mortgagee and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees by reason of such claim, Tenant upon notice from Landlord, Prime Landlord, Superior Mortgagee and/or such Superior Lessor, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord.

          13.05. Landlord, Prime Landlord, Superior Mortgagee or any Superior Lessor, shall not be liable to or responsible for, and Tenant hereby releases Landlord, Prime Landlord, Superior Mortgagee and Superior Lessor from all liability and responsibility to Tenant and any person claiming by, through or under Tenant, by way of subrogation, for any injury, loss or damage to any person or property in the Demised Premises or to Tenant's business irrespective of the cause of such injury, loss or damage. This release shall apply to the extent that such injury, loss or damage to person or property is covered and actually paid by insurance, regardless of whether such insurance is payable to or protects Landlord, Tenant or both. Nothing herein shall be construed to impose any other or greater liability upon Landlord than would have existed in the absence of this provision. Further, Tenant shall require its insurers to include in all of Tenant's insurance policies which could give rise to a right of subrogation against Landlord, Prime Landlord, Superior Mortgagee and Superior Lessor a clause or endorsement whereby the insurer waives any rights of subrogation against Landlord, Prime Landlord, Superior Mortgagee and such Superior Lessor or permits the insured, prior to any loss, to agree with a third party to waive any claim it may have against said third party without invalidating the coverage under the insurance policy. The release in favor of Landlord, Prime Landlord, Superior Mortgagee and Superior Lessors, contained herein, is in addition to, and not in substitution for, or in diminution of the hold harmless and indemnification provisions contained in this Article and in
Article 23.

          13.06. Exit as provided herein, Tenant shall not be liable or responsible for and Landlord hereby releases Tenant from all liability and responsibility to Landlord and any person claiming by, through or under Landlord by way of subrogation or any injury, loss or damage to any person or property in the Demised Premises irrespective of the cause of such injury, loss or damage. This release shall apply to the extent that such injury, loss or damage to person or property is covered by insurance, regardless of whether such insurance is payable or protects Landlord, Tenant or both. Nothing herein shall be construed to impose any other or greater liability upon Tenant than would have existed in the absence of this provision. Further, Landlord shall require its insurers to include in all of Landlord's insurance policies which could give rise to a right of subrogation against Tenant, a clause or endorsement whereby the insurer waives any right of subrogation against Tenant or permits the insured, prior to any loss, to agree with a third party to waive any claim against said third party without invalidating the coverage under the insurance policy.


                                   ARTICLE 14
                                   ----------
                             RULES AND REGULATIONS
                             ---------------------

          14.01. Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations (attached hereto as Exhibit C) and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate to Tenant, which, in Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the Land and Building, or the preservation of good order therein or the operation or maintenance of the Building or its equipment and fixtures, or the Common Areas, and which do not unreasonably affect the conduct of Tenant's business in the Demised Premises; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and Regulations, the provisions of this Lease shall control. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees. Landlord shall give Tenant notice of any change in the Rules and Regulations. Landlord shall not enforce the Rules and Regulations against Tenant in an arbitrary or discriminatory manner.



                                   ARTICLE 15
                                   ----------
                                   ALTERATIONS
                                   -----------

          15.01. Tenant shall not make any alterations or additions to the Demised Premises, or make any holes or cuts in the walls, ceilings, roofs or floors thereof, or change the architectural treatment of the Demised Premises without the Landlord's prior written consent, which consent shall not be unreasonably withheld; provided, however, the Tenant' may make non-structural alterations or improvements to the Demised Premises consistent with the use of said Demised Premises as an office by giving prior written notice to the Landlord. Tenant shall submit to Landlord plans and specifications for such work at the time notice is given to Landlord or at any time requested by Landlord. Except with respect to the work done by Landlord or by Tenant to complete the Demised Premises pursuant to the Tenant Work Letter (Exhibit B), and without respect to whether, in fact the alterations are constructed, Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord for (a) reviewing the plans and specifications; (b) inspecting the alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. With respect to any alteration, estimated to cost more than Ten Thousand ($10,000.00) Dollars, Tenant shall pay to Landlord, as an Additional Charge, within five (5) days after demand, ten (10%) percent of the cost of such alterations for indirect job costs, general conditions and coordination of the work. Upon the completion of each alteration, Tenant shall deliver to the Landlord a certificate signed by an officer of Tenant, in form and substance reasonably satisfactory to Landlord, certifying the cost of the alteration. Before proceeding with any alterations, Tenant shall fully and promptly comply with and observe the Rules and Regulations then in force in respect of the making of alterations. Any review or approval by Landlord of any plans and/or specifications with respect to any alterations is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant in respect to the adequacy, correctness or efficiency thereof or otherwise.

          15.02. Tenant shall obtain all necessary governmental permits and certificate for the commencement and prosecution of permitted alterations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance with all applicable Legal Requirements and Insurance Requirements. Alterations shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of (a) the original installation of the Building, or (b) the then standards for the Building established by Landlord. Alterations shall be performed by Contractors subject to Landlord's reasonable approval. Alterations shall be made in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building; and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any alterations, Tenant shall pay any such additional expense upon demand. Throughout the making of alterations, Tenant shall carry, or cause to be carried, workmen's compensation insurance in statutory limits and general liability insurance, with completed operation endorsement, for any occurrence in or about the Building, under which Landlord and its managing agent and any Superior Lessor whose name and address shall previously have been furnished to Tenant shall be name as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of alterations and on request at reasonable intervals thereafter during the making of alterations.

                                   ARTICLE 16
                                   ----------
                       LANDLORD'S AND TENANT'S PROPERTY
                       --------------------------------

          16.01. All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed to be the property of Landlord and shall not be removed by Tenant, except as provided in Section 16.02. Further, any carpeting or other personal property in the Demised Premises on the Commencement Date, unless installed and paid for by Tenant, shall be and shall remain Landlord's property and shall not be removed by Tenant.

          16.02. All movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant without expense to Landlord and can be removed without structural damage to the Building and all furniture, furnishings, and other movable personal property owned by Tenant and located in the Demised Premises (collectively, "Tenant's Property") shall be and shall remain the property of the Tenant and may be removed by Tenant at any time during the Term; provided that if any of the Tenant's Property is removed, Tenant shall repair or pay the cost of repairing any damage to the Demised Premises, the Building or the exterior Common Areas, resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant shall not be deemed to have been installed by or for the account of Tenant without expense to Landlord, shall not be considered as the Tenant's Property and shall be deemed the property of Landlord.

          16.03. In the event at or before the Expiration Date or the date of any earlier termination of this Lease, or within thirty (30) days after the Expiration Date or an earlier termination date, Tenant removes from the Demised Premises any of the Tenant's Property(except such items thereof as Landlord shall have expressly permitted to remain, which property shall become the property of the Landlord if not removed), Tenant shall repair any damage to the Demised Premises, the Building and the Common Areas resulting from any installation and/or removal the Tenant's Property. Any items of the Tenant's Property which shall remain in the Demised Premises after the Expiration Date or after a period of thirty (30) days following the Expiration Date or an earlier termination date, may, at the option of the Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's expense.



                                   ARTICLE 17
                                   ----------
                            REPAIRS AND MAINTENANCE
                            -----------------------

          17.01. Tenant shall, throughout the Term, take good care of the Demised Premises, the fixtures and appurtenances therein. Tenant, at its expense, shall be responsible for all repairs, interior and exterior, structural and non-structural, ordinary and extraordinary, in and to the Demised Premises, the premises of other tenants, the Building (including the facilities and systems thereof), and the Common Areas the need for which arises out of (a) the performance of alterations, (b) the installation, use or operation of the Tenant's Property in the Demised Premises, (c) the moving of the Tenant's Property in or out of the Building, or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees. Tenant shall promptly replace all scratched, damaged or broken doors and glass in and about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein. Tenant shall promptly make all repairs in or to the Demised Premises for which Tenant is responsible, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other Systems of the Building shall be performed only by contractor(s) designated by Landlord. Any other repairs in or to the Building, its facilities and Systems or the premises of other Tenants for which Tenant is responsible shall be performed by Landlord at Tenant's expense; but Landlord may, at its option, before commencing any such work or at any time thereafter, require Tenant to furnish to Landlord such security, in form (including, without limitation, a bond issued by a corporate surety licensed to do business in New Jersey) and amount, as Landlord shall deem necessary to assure the payment for such work by Tenant.

          17.02. Landlord shall be responsible for all repairs and maintenance in and to the Building (including the facilities and systems and structure thereof), except for those repairs and maintenance for which Tenant is responsible pursuant to any of the provisions of this Lease. Tenant shall give Landlord written notice of any repairs it believes Landlord should make. In the event Landlord has not commenced making the repairs within ten (10) Business Days subsequent to Landlord's receipt of this notice, Tenant may elect to give Landlord written notice of Tenant's intention to do the repair. In the event Landlord has not commenced the repair within five (5) Business Days of Landlord's receipt of such written notice, Tenant may do the repair and Landlord shall reimburse Tenant for all reasonable costs in connection therewith.

          17.03. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord's doing any repairs, maintenance, or changes which Landlord is required or permitted by this Lease, or required by law, to make in or to any portion of the Building.

                                   ARTICLE 18
                                   ----------
                                ELECTRIC ENERGY
                                ---------------

          18.01. Electric current will be supplied to the Demised Premises at the commencement of the Term in accordance with the provisions of subdivision B of this Section 18.01. However, at any time and from time to time during the Term of this Lease, provided it is then permissible under applicable law or Public Service Regulation, Landlord shall have the option to have electric current supplied to the Demised Premises in accordance with either of the subdivisions of this Section not then applicable, including, without limitation, reverting to the method under which electricity was originally or previously supplied.

          A. Checkmetering.

          Electric current will be supplied by Landlord to the Demised Premises to service Tenant's office equipment, and Tenant will pay Landlord or Landlord's designated agent, as Additional Rent for such service, the amounts (hereinafter called the "Electricity Additional Rent"), as determined by a meter or checkmeter installed for the purpose of measuring such consumption, at charges, terms and rates set, from time to time during the Term of this Lease by Landlord, but not less than those specified in the service classification in effect on June 12, 1988, pursuant to which the then owner of the Building purchased electric current from the public utility corporation serving the part of the City of Jersey City where the Building is located, together with Landlord's administrative charges, calculated at the rate of 15% of the Electricity Additional Rent as billed to the Tenant. Landlord at its option may, from time to time, increase the Electricity Additional Rent based upon changes occurring subsequent to the aforementioned date in the method, rates (including, without limitation, time of day and seasonal rate differentials) or manner by which Landlord thereafter purchases electricity for the Building. Such increases in the Electricity Additional Rent shall be in the amount which bears the same proportion to the Electricity Additional Rent, payable prior to such increase, as the increase in the average cost per kilowatt hour payable in accordance with the rates and other charges pursuant to which Landlord will purchase electricity after such change bears to the average cost per kilowatt hour payable in accordance with the rates and other charges prior to such change. The periods to be used for the aforesaid computation shall be the billing periods ending in February and August immediately preceding such change, or such other period or periods as Landlord, in its sole discretion, from time to time elect. "Average cost per kilowatt hour" is defined as including energy charges, demand charges, time of charges, fuel adjustment charges (as determined for each month of said period and not averages), rate adjustment charges, sales taxes and/or any other factors used by the public utility in computing its charges to Landlord, applied to the kilowatt hour of energy and the kilowatts of demand purchased by Landlord during a given bill period. Where more than one meter measures the electric service to Tenant, the electric service rendered through each meter may be computed and billed separately in accordance with the provisions hereinabove set forth. Bills ~~ the Electricity Additional Rent (the "Bills") shall be render to Tenant at such time as Landlord may elect and the amount, computed from the meter, shall be the Electricity Additional Rent.


          B. Tenant's Proportionate Share of Electricity Service
             ---------------------------------------------------

             (i)  For the purpose of this subdivision B:

                  (a) The term "Electric Rate" shall mean the greater at the time in question of the public utility rate schedule (including all surcharges, demand charges, time of day charges, seasonal rate adjustment charges, taxes, fuel adjustments, taxes regularly passed on to consumers by the public utility, and other sums payable in respect thereof) for the supply of electric current
(1) to Landlord for the entire Building, as if Landlord were to purchase current solely for the Demised Premises; or (2) to Tenant for the Demised Premises, as if Tenant were to Purchase electric current solely for the Demised Premises. Notwithstanding the foregoing provisions of this Paragraph B, if the public utility rate schedule (with such inclusions) applicable to Landlord for the purchase of electric current for the entire Building shall be increased, and the percentage of the increase in such rate schedule shall exceed the percentage of the increase, if any, in the public utility rate schedule (with such inclusions) applicable to Landlord for the purchase of electric current solely for the Demised Premises, then the percentage of the increase in the cost to Landlord for the purchase of electric current for the entire Building shall be used in determining the Electric Rate.

                    (b) The term "Base Electric Rate" shall mean the Electric Rate in effect on the date the Lease is executed.

          (ii) (a) Landlord shall furnish electric current to the Demised Premises in such reasonable quantities as may be required by Tenant to service its ordinary office equipment and air-conditioning equipment installed in the Demised Premises as of the Commencement Date during Business Hours on Business Days. Tenant shall pay to Landlord as the Electricity Additional Rent or Charge for such electricity service the sum of $ ??? per annum, per rentable square foot, based upon a maximum electricity demand of five (5) watts per rentable square foot of the Demised Premises for space only within the Demised Premises together with Landlord's administrative charge, calculated at the rate of 15% of the Electricity Additional Rent as billed to the Tenant. If the Tenant shall require electric service on any days or hours other than those set forth above (herein called "after hours service"), Landlord shall furnish the same upon advance notice from Tenant given prior to (i) 4:00 P.M. of any Business Day if service is requested to be provided during the next following non-Business Day or (ii) 3:00 P.M. of any Business Day if service is requested to be provided during non-business Hours of that Business Day. If Landlord furnishes such after-hours service, Tenant shall pay Landlord's then established charges thereof as Additional Rent and Charge upon demand.

                (b) If Landlord shall have previously furnished electric current in accordance with either subdivision A or C of this Section, or if Tenant's use of electric current shall exceed the amount of demand or consumption set forth herein, or if the Electric Rate shall increase over the Base Electric Rate, the Electricity Additional Rent or Charge shall be proportionately increased, in light of the then prevailing Electric Rate, to reflect the election to utilize the method set forth in this subdivision B, the increase in the amount of demand or consumption, or the increase in the Electric Rate, as the case may be, and if the parties cannot agree thereon, the amount of such adjustment shall be determined by a reputable electrical engineer, to be selected by Landlord, whose fees shall be paid equally by both parties. Tenant shall have the right to dispute the amount of the adjustment so determined provided Tenant submits a survey and determination of such adjustment made at its sole expense, by a reputable and independent electrical engineer, within thirty (30) days after receipt of a copy of the determination of Landlord's engineer. If Landlord and Tenant are unable to resolve the differences between them within thirty (30) days after receipt by Landlord of a copy of the determination of Tenant's engineer, the dispute shall be decided by arbitration. Pending the resolution of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the amount of the adjustment as determined by Landlord's engineer, without prejudice to Tenant's position. Tenant agrees that for the purposes of this Section 18.01B(ii) the amount of electrical consumption and demand estimated by Landlord as Tenant's consumption of and demand for electrical current at the time electric current is first furnished to Tenant under the provisions of this subdivision B shall be deemed to be the minimum quantities of consumption and demand used by Tenant, despite the fact that Tenant's actual consumption of and demand for usage of electric current may be less than such amount. In no event shall any adjustment made pursuant to this
Section 18.01B(ii) (b) reduce the electricity Additional Rent or Charge.

          (iii) Landlord may furnish to Tenant, from time to time during the Term of this Lease, a written statement (an "Estimate Statement") setting forth the Landlord's estimate of Electricity Additional Rent and any increase which has occurred or which Landlord expects to occur in the Electricity Additional Rent or Charge pursuant to the provisions of Section 18.0lB (ii) (b) hereof for the twelve-month period commencing on the first day of the month immediately succeeding the month in which such Estimate Statement was sent to Tenant. Tenant shall pay to Landlord, as Additional Rent, on the first day of each month following receipt of the Estimate Statement and each month thereafter until its receipt of a new Estimate Statement, an amount equal to one-twelfth (1/12th) of the amount of such Estimate Statement on account of the Electricity Additional Rent or Charge for the ensuing period.

          (iv) If Landlord shall have furnished Tenant an Estimate Statement pursuant to Section 18.01B(iii) above, then, as promptly as reasonably practicable thereafter, Landlord shall furnish to Tenant a statement (the "Electricity Statement") for the period beginning with the effective date of the previous Estimate Statement given by Landlord to Tenant and ending with the last day of the period during which such previous Estimate Statement remained in effect. If the Electricity Statement shall show that the sums paid by Tenant under Section 18.0lB exceeded the Electricity Additional Rent or Charge which Tenant was actually obligated to pay for such period, Landlord shall promptly either refund to Tenant the amount of such excess or permit Tenant to credit the amount of such excess against subsequent increases in the Electricity Additional Rent or Charge payable under this Section; and if the Electricity Statement for such period shall show that the sums so paid by Tenant were less than the Electricity Additional Rent or Charge which Tenant was obligated to pay for such Period, Tenant shall pay the amount of such deficiency within ten (10) days after receipt of said Electricity Statement. Landlord may, but is not obligated to, give Tenant an Electricity Statement together with an Estimate Statement.

          (v)   Each such Electricity Statement given by Landlord pursuant to
Section 18.0lB(iv) above shall be conclusive and binding upon Tenant unless within thirty (30) days after receipt of such Electricity Statement, Tenant shall notify Landlord that it disputes the correctness of the Electricity Statement, specifying the particular respects in which the Electricity Statement is claimed to be incorrect. If such dispute shall not have been settled by agreement, either party may submit the dispute to arbitration within ninety (90) days after receipt of such Electricity Statement. Pending the resolution of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the increase in the Electricity Additional Rent or Charge in accordance with the Electricity Statement, without prejudice to Tenant's position, as herein provided. If the dispute shall be resolved in Tenant's favor Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment of the Electricity Additional Rent, resulting in compliance with the Electricity Statement.

          C. Direct Supply.
             -------------

          Tenant shall obtain electric energy directly from public utility company furnishing electric service to the Building. The costs of such service shall be paid by Tenant directly to such public utility, but a default by Tenant in timely payment of any hill or charge of such company shall be deemed a default by Tenant under this Lease.

          18.02. Landlord shall have full and unrestricted access to all air-conditioning and heating equipment, and to other utility installations servicing the Building and the Demised Premises. Landlord reserves the right temporarily to reasonably interrupt, curtail, stop or suspend air-conditioning and heating service, and all other utility, or other services, because of Landlord's inability to obtain, or difficulty or delay in obtaining, labor or materials necessary therefor, or in order to comply with governmental restrictions in connection therewith, or for any other cause beyond Landlord's reasonable control. No diminution or abatement of Fixed Rent, Additional Rent, or other compensation shall be or will be claimed by Tenant, nor shall this Lease or any of the obligations of Tenant hereunder be affected or reduced by reason of such interruptions, stoppages or curtailments, the causes of which are hereinabove enumerated, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial eviction from the Demised Premises, unless such interruptions, stoppages or curtailments have been due to the intentional or willful misconduct of Landlord.

          18.03. Landlord shall not be liable or responsible to Tenant in any way for any loss, damage or expense which Tenant may sustain or incur as a result of any (i) interruption, curtailment or failure (whether or not temporary) or (ii) defect in the supply, character, quantity, availability or suitability of electricity (including UPS power) furnished to the Demised Premises by reason of any requirement, act or omission of the Utility Company or any other company servicing the building with electricity or for any other reason except if and to the extent the same is caused by or results from the intention of or willful misconduct of Landlord.

          18.04. If either the quantity or character of electrical service is changed by the Utility Company or other company supplying electricity to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution in the payment of Fixed Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its
agents,   by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

          18.05. In the event that Tenant does not pay the Electricity Additional Rent owing by Tenant pursuant to this Article within ten (10) Business Days after the request for same by Landlord, Landlord may, without further notice and in addition to any other remedies Landlord may have, discontinue the service of electricity to the Demised Premises without releasing Tenant from any liability under this Lease and without Landlord incurring any liability for any damage or loss sustained by Tenant as the result of such discontinuance. If any tax is imposed upon Landlord's receipts from the sale or resale of electric current to Tenant by any Federal, state or municipal authority, Tenant agrees that, unless prohibited by law, Tenant's proportionate share of such tax shall be passed on to and included in the bill of, and paid by Tenant to Landlord as Additional Rent.

          18.06. Tenant will make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of Landlord in each instance. Tenant will at all times comply with the rules, regulations, terms and conditions applicable to service, equipment, wiring and requirements of the public utility supplying electricity to the Building. Tenant covenants and agrees that at all times its use of electric current will not exceed the capacity of existing feeders to the Building or the risers or wiring installation and Tenant will not use any electrical equipment which, in Landlords sole judgment, will overload such installations or interfere with the use thereof by other tenants of the Building. In the event that, in Landlord's sole judgment, Tenant's electrical requirements necessitate installation of an additional riser, risers or other proper and necessary equipment, the same shall be installed by Landlord at Tenant's sole expense and shall be chargeable and collectible as

Additional Rent and paid within ten (10) days after the rendition of a bill to Tenant therefor.


                                   ARTICLE 19
                                   ----------
                     HEAT, VENTILATION AND AIR-CONDITIONING
                     --------------------------------------

          19.01. Landlord, at its expense, (but included in Operating Expenses pursuant to Article 6), shall maintain and operate the base Building heating, ventilating and air-conditioning systems (hereinafter called the "Systems"), and shall furnish heat, ventilating and air-conditioning (hereinafter collectively called "HVAC services"), in the Demised Premises through the Systems, during Business Hours on Business Days throughout the year. If Tenant shall require base Building HVAC services at any time other than during Business Hours (herein referred to as "after hours") Landlord may, if reasonably possible, furnish such after hours HVAC service upon reasonable advance notice from Tenant, and Tenant shall pay to Landlord within five (5) days after demand, as Additional Rent, the sum of $150.00 per hour per quadrant of the Building for such after hours HVAC service. The term "quadrant" of the Building shall mean a contiguous one-quarter of the square footage of a floor of the Building as designated by the Landlord.

          19.02. Landlord shall furnish necessary passenger elevator service during Business Hours and shall have a passenger elevator subject to call at all other times. If Landlord shall at any time have elected to furnish operator service for any automatic elevators, Landlord shall have the right to discontinue furnishing such service. If Tenant shall require the use of the Building's freight elevators, Landlord shall provide a service elevator for the use of Tenant, provided Tenant gives Landlord reasonable notice of the time and use of such elevators to be made by Tenant and Tenant pays Landlord's usual and reasonable charges for the use thereof, as an Additional Charge, within ten (10) Business Days after demand, including without limitation, any expense for operator service for such elevator which Landlord may deem necessary in connection with Tenant's use of such elevator. Landlord shall have the right to change the operation or manner of operating any of the elevators in the Building and shall have the right to discontinue, temporarily or permanently, the use of any one or more cars in any of the banks of elevators provided reasonable elevator service is provided to the Demised Premises. Tenant shall be entitled to utilize the freight elevator service during Business Hours on Business Days on two (2) occasions per day without charge. Except as set forth above, Tenant shall pay, as and for Additional Rent, for freight elevator use the sum of $75.00 per hour when such use occurs during Business Hours on Business Days and $150.00 per hour when such use occurs during non-Business Hours or non-Business Days.

                                   ARTICLE 20
                                   ----------
                      OTHER SERVICES: SERVICE INTERRUPTION
                      ------------------------------------

          20.01. Landlord shall keep the outside ground level clean and free of debris and trash and shall use its best efforts to keep the Building area free of loiterers.

          20.02. Landlord shall furnish adequate hot and cold water to the Demised Premises, for drinking, lavatory and cleaning purposes. If Tenant uses water for any other purpose, Landlord may install and maintain, at Tenant's expense, meters to measure Tenant's consumption of cold water and/or hot water for such other purpose. Tenant shall reimburse Landlord for the quantities of cold water and hot water shown on such meters on demand; provided however, Landlord shall not charge Tenant more than the cost to Landlord for such water and Landlord shall not cut off the flow of such water.

          20.03. Except as otherwise specifically provided herein, the Landlord shall not be liable for full or partial interruption of any of the above services or utilities described in this Article or Article 19 from conditions beyond Landlord's control, but Landlord shall take immediate action to restore the services and utilities. The rent shall not abate, in whole or in part, during any such interruption or partial interruption of any of the above services or utilities from conditions beyond the Landlord's control, but Landlord shall take immediate action to restore the services and utilities.

          20.04. (a) Provided Tenant shall keep the Demised Premises in good order, Landlord, at its expense, but included in Operating Expenses, shall cause the Demised Premises, but excluding any portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages, to be cleaned, substantially in accordance with the standards set forth in Exhibit E attached hereto. Tenant shall pay to Landlord as Additional Rent on demand Landlord's charges for (A) cleaning work in the Demised Premises or the Building required because of (i) misuse or neglect on the part of Tenant or its agents, employees, contractors, licensees or invitees (ii) use of portions of the Demised Premises for the storage, preparation, service, or consumption of food or beverages, reproduction, data processing or computer operations, private lavatories or toilets or other special purposes requiring greater or more difficult cleaning work than office areas, (iii) interior glass surfaces, (iv) non-Building Standard materials or finishes installed by Tenant or at its request, (v) increases in frequency or scope in any of the items set forth in Exhibit E as shall have been requested by Tenant, and (B) removal from the
---------
Demised Premises and the Building of (i) so much refuse and rubbish of Tenant as shall exceed that normally accumulated in the daily routine of ordinary business office occupancy and (ii) all of the refuse and rubbish of Tenant's machines and of any eating facilities requiring special handling and (C) additional cleaning work in the Demised Premises or the Building required because of the use of the Demised Premises by Tenant after hours. Landlord and its cleaning contractor and their employees shall have access to the Premises at all times except during Business Hours on Business Days and, to the extent that it will not unreasonably interfere with the operation of Tenant's business, during Business Hours. Landlord and its cleaning contractor and their employees shall have the use of Tenant's light, power and water in the Demised Premises, without charge therefor, as may be reasonably required for the purpose of cleaning the Demised Premises. If Tenant is permitted hereunder to and does have a separate area for the storage, preparation, service or consumption of food or beverages in the Demise Premises, Tenant, at its sole cost and expense, shall cause all portions of the Demised Premises so used to be cleaned daily in manner reasonably satisfactory to Landlord.

                 (b) The cleaning services required to be furnished by Landlord pursuant to this Section may be furnished by a contractor or contractors employed by Landlord and Tenant agrees that Landlord shall not be deemed in default of any of its obligations under this section unless such default shall continue for an unreasonable period of time after notice from Tenant to Landlord setting forth the specific nature of such default.



                                   ARTICLE 21
                                   ----------
                            ACCESS, CHANGES AND NAME
                            ------------------------

          21.01. Except for the space within the inside surfaces of all walls, hung ceiling, floors, windows and doors bounding the Demised Premises, all of the Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities and the use thereof, as well as access thereto through the Demised Premises for the purpose of operating, maintenance, decoration and repair, are reserved to Landlord. Landlord also reserves the right to install, erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided such are properly enclosed.

          21.02. Upon reasonable notice to the Tenant except in the event of an emergency, Landlord and its agents shall have the right to enter and/or pass through the Demised Premises at any time or times (a) to examine the Demised Premises and to show them to the Prime Landlord, actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers of the Building, and (b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its facilities and equipment as Landlord is required or desires to make. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be required in connection therewith, without any liability to Tenant and without any reduction of Tenant's obligations hereunder. During the period of eighteen (18) months prior to the Expiration Date or the date when Tenant has given Landlord notice of Tenant's intention to terminate this Lease pursuant to the provisions herein, Landlord and its agents may exhibit the Demised Premises to prospective tenants. Landlord shall give notice to the Tenant reasonable under the circumstances and make reasonable efforts to avoid a material adverse impact on the conduct of Tenant's business.

          21.03. If, during the last month of the Term, Tenant has removed all or substantially all of the Tenant's Property from the Demised Premises, Landlord may, without notice to Tenant, immediately enter the Demised Premises and later, renovate and decorate the same, without liability to Tenant and without reducing or otherwise affecting Tenant's obligations hereunder.

          21.04. Landlord reserves the right, at any time and from time to time, to make such changes, alterations, additions and improvements in or to the Building and the fixtures and equipment thereof as Landlord shall deem necessary or desirable, provided however, Landlord shall not cause a material adverse impact on the conduct of Tenant's business, nor shall Landlord do anything inconsistent with maintaining the Building as a first class office building.

                                   ARTICLE 22
                                   ----------
                        MECHANICS' LIENS AND OTHER LIENS
                        --------------------------------

          22.01. Nothing contained in this Lease shall be deemed, construed or interpreted to imply any consent or agreement on the part of Landlord to subject Landlord's interest or estate to any liability under any mechanic's or other lien law. If any mechanic's or other lien or any notice of intention to file a lien is filed against the Land, or any part thereof, or the Demised Premises, or any part thereof, for any work, labor, service or materials claimed to have been performed or furnished for or on behalf of Tenant or anyone holding any part of the Demised Premises through or under Tenant, Tenant shall cause the same to be canceled and discharged of record by payment, bond or order of a court of competent Jurisdiction within fifteen (15) days after notice by Landlord to Tenant.

                                   ARTICLE 23
                                   ----------
                       NON-LIABILITY AND INDEMNIFICATION
                       ---------------------------------

          23.01. None of Landlord, Prime Landlord, Superior Mortgagee, Superior Lessor, their respective partners, joint venturers, directors, officers, agents, servants or employees shall be liable to Tenant for any loss, injury or damage to Tenant or to any other Person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the intentional or willful misconduct of Landlord, its agents, servants or employees in the operation or maintenance of the Land or Building to the extent caused by such intentional or willful misconduct. Further, Landlord, Prime Landlord, Superior Mortgagee, Superior Lessor or their respective partners, joint venturers, directors, officers, agents, servants or employees shall not be liable to Tenant (a) for any such damage caused by other tenants or Persons in, upon or about the Land or Building, or caused by operations in construction of any private work, performed by someone other than Landlord, or by public or quasi-public work; or (b) even in the event of intentional or willful misconduct, for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any Person claiming through, against or under Tenant.

          23.02. Tenant shall indemnify, defend and hold harmless Landlord, Prime Landlord, Superior Mortgagees, all Superior Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims arising from or in connection with
(a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in the Demised' Premises during the Term or during the period of time, if any, prior to the commencement Date that Tenant may have been given access to the Demised Premises, caused by Tenant, its agents, servants, representatives or employees; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused solely by Landlord's negligence) occurring in the Demised Premises caused by Tenant, its agents, servants, representatives or employees; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease. Tenant's obligation to indemnify shall also include all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorney's fees, expert fees and expenses. In the event any action or proceeding is brought against Landlord, Prime Landlord, Superior Mortgagee and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice shall resist and defend such action or proceeding, by counsel reasonably satisfactory to Landlord.

          23.03. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Land and Building (or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas, and Tenant agree that the liability of the Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of Landlord or any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of, or in connection with, this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or the Common Areas and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys. Tenant hereby waives the right of specific performance and any other remedy allowed in equity if specific performance or such other remedy could result in any liability of Landlord for the payment of money to Tenant or to any third party.


                                   ARTICLE 24
                                   ----------
                             DAMAGE OR DESTRUCTION
                             ---------------------

          24.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as provided in this Article 24), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises (except for the Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage.

          24.02. Subject to the provisions of Section 24.05, if all or part of the Demised Premises shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Rent shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Demised Premises bears to the total area of the Demised

Premises, for the period from the date of the damage or destruction to (a) the date the damage to the Demised Premises shall be substantially repaired, or (b) if the Building and not the Demised Premises is so damaged or destroyed, the date on which the Demised Premises shall be made tenantable; provided however, should Tenant reoccupy a portion of the Demised Premises during the period the repair or restoration work is taking place and prior to the date that the Demised Premises are substantially repaired or made tenantable, the Rent allocable to such reoccupied portion based upon the proportion which the area of the reoccupied portion of the Demised Premises bears to the total area of the Demised Premises, shall be payable by Tenant from the date of such occupancy.

          24.03. If (a) the Building or the Demised Premises shall be totally damaged or destroyed by fire or other casualty, or (b) the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) that its repair or restoration requires the expenditure, as estimated by a reputable contractor or architect designated by Landlord, of more than twenty (20%) percent (or ten (10%) percent if such casualty occurs during the last two (2) years of the Term) of the full insurable value of the Building immediately prior to the casualty, or (c) the Building shall be damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) and either the loss shall not be covered by Landlord's insurance or the net insurance proceeds (after deducting all expenses in connection with obtaining such proceeds) shall, in the estimation of a reputable contractor or architect designated by Landlord, be insufficient to pay for the repair or restoration work, then, in any such case Landlord may terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the fire or other casualty.

          24.04. Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article 24. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as to not unreasonably interfere with Tenant's use and occupancy of the Demised Premises, but Landlord shall not be required to do such repair or restoration work except during Business Hours on Business Days. Landlord shall not be required to restore fixtures, improvements or other property of Tenant. The word "restore" as used in this Article shall include repairs.

          24.05.  Notwithstanding any of the foregoing provisions of this
Article 24, if by reason of some act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents or contractors, either (a) Landlord, Prime Landlord or any Superior Lessor or any Superior Mortgagee shall be unable to collect all of the insurance proceeds (including without limitation, rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other casualty, or (b) the Demised Premises or the Building shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, then without prejudice to any other remedies which may be available against Tenant, there shall be no abatement or reduction of Rent. Further, nothing contained in this
Article 24 shall relieve Tenant from any liability that may exist as a result of any damage or destruction by fire or other casualty. The provisions of this section shall be subject to the terms of Section 13.06.

          24.06. Landlord will not carry insurance of any kind on the Tenant's Property, and, except as provided by law or by reason of Landlord's breach of any of its obligations hereunder, shall not be obligated to repair any damage or to replace the Tenant's Property.

          24.07. The provisions of this Article 24 shall be deemed an express agreement governing any case of damage or destruction of the Demised Premises and/or Building by fire or other casualty, and any law providing for such contingency in the absence of an express agreement, now or hereafter in force, shall have no application in such case.


                                  ARTICLE 25
                                  ----------
                                EMINENT DOMAIN
                                --------------

          25.01. If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of the whole of the Demised Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. If 25% or less of the rentable square footage of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than 25% of the rentable square footage of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority, but either party shall have the right to terminate this Lease upon notice given to the other party within thirty
(30) days after such taking of possession. If more than 25% of the rentable square footage of the Building shall be so taken or conveyed, Landlord, may, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Rent shall be computed as of the day possession shall be taken on the basis of the remaining rentable square footage of the Demised Premises. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall, at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining the award or other compensation), available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land or for the unexpired portion of the term of any Superior Lease), make all necessary alterations so as to constitute the remaining Building a complete architectural and tenantable unit, except for the Tenant's Property, and Tenant shall make all alterations or replacements to the Tenant's Property and decorations in the Demised Premises. Landlord shall give notice of any and all condemnation proceedings and eminent domain negotiations so that Tenant may protect its own rights. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Land or Building, the Demised Premises or otherwise, shall be the property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation, including, without limitation, any award or compensation for the value of the expired portion of the Term. Tenant shall be entitled to claim, prove and receive in the condemnation proceeding such award or compensation as may be allowed for the Tenant's non-depreciated leasehold improvements and for loss of business, goodwill, and depreciation or injury to and cost of removal of the Tenant's Property.

          25.02. If the temporary use or occupancy of all or any part of the Demised Premises shall be taken during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the taking of the Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay the Rent in full when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award or payment which represents compensation for the use and occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive (except as otherwise provided below) so much thereof as represents compensation for the period up to and including the Expiration Date and Landlord shall receive so much thereof as represents compensation for the period after the Expiration Date.

                                  ARTICLE 26
                                  ----------
                                   SURRENDER
                                   ---------

          26.01. On the Expiration Date, or upon any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease. Tenant shall also remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease. Further, at Landlord's election, Tenant shall remove, if required by Landlord, all underfloor cabling, wiring, power distribution units and conduits, installed for Tenant's use.

          26.02. If Tenant remains in possession of the Demised Premises after the expiration of the Term, Tenant shall be deemed to be occupying the Demised Premises as a tenant from month to month at the sufferance of Landlord subject to all of the provisions of this Lease, except that the monthly Fixed Rent shall be twice the monthly Fixed Rent and Additional Rent in effect during the last month of the Term.

          26.03. No act or thing done by Landlord or its agents shall be deemed an acceptance of or a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

                                  ARTICLE 27
                                  ----------
                           CONDITIONS OF LIMITATION
                           ------------------------

          27.01. This Lease is subject to the limitation that whenever Tenant or any Guarantor (a) shall make an assignment for the benefit of creditors, or
(b) shall commence a voluntary case or have entered against it an order for relief under any chapter of the Federal Bankruptcy Code (Title 11 of the United States Code) or any similar order or decree under any federal or state law, now in existence or hereafter enacted having the same general purpose, and such order or decree shall have not been stayed or vacated within 30 days after entry, or (c) shall cause, suffer, permit or consent to the appointment of a receiver, trustee, administrator, conservator, sequestrator, liquidator or similar official in any federal, state or foreign judicial or nonjudicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, and such appointment shall not have been revoked, terminated, stayed or vacated and such official discharged of his duties within 30 days of his appointment, then Landlord, at any time after the occurrence of any such event, may give Tenant a notice of intention to end the Term at the expiration of five
(5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the Expiration Date of this Lease, but Tenant shall remain liable for damages as provided in Article 29.

          27.02. This Lease is subject to the further limitations that: (a) if Tenant shall default in the payment of any Rent, and such default shall continue for ten (10) days after notice thereof, or (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Rent) and such default shall continue and not be remedied within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not subject Landlord, Prime Landlord, Superior Mortgagor or Superior Lessor to prosecution for a crime (as more particularly described in the last sentence of Section 12.02.) or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commence within said thirty (30) day period and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) to complete such remedy within a reasonable time after the date of said notice by Landlord, or (c) if any event shall occur or any contingency shall arise whereby this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 11, or (d) if Tenant shall abandon the Demised Premises, then in any of said cases Landlord may give to Tenant a notice of intention to end the Term at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five (5) days, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the Expiration Date of this Lease, but Tenant shall remain liable for damages as provided in Article 29.


                                  ARTICLE 28
                                  ----------
                             RE-ENTRY BY LANDLORD
                             --------------------

          28.01. If Tenant shall default in the payment of any Rent, and such default shall continue for ten (10) Business Days after notice thereof, or if this Lease shall terminate as provided in Article 27, Landlord or Landlord's agent and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any Person therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises. The word "re-enter" as used herein, is not restricted to its technical legal meaning. if this Lease is terminated under the provisions of Article 27, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 28, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Rent payable up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the came may be, and shall also pay to Landlord damages as provided in Article 29.

          28.02. In the event of a breach or threatened breach by a party of any of its obligations under this Lease, the other party shall also have the right of injunction.

          28.03.  If this Lease shall terminate under the provisions of
Article 27, or if Landlord shall re-enter the Demised Premises under the provisions of this Article 28, or in the event of the termination of this Lease, or re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord whether as Advance Rent, Security Deposit(and interest thereon, if any, or otherwise, but such monies shall be credited by Landlord against any Rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 29 or pursuant to law.

                                  ARTICLE 29
                                  ----------
                                    DAMAGES
                                    -------

          29.01. If this Lease is terminated under the provisions of Article 27, or if Landlord shall re-enter the Demised Premises under the provisions of
Article 28, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay as Additional Charges to Landlord as a condition precedent to the dismissal of any summary dispossess or other proceeding or action for damages, at the election of Landlord. either:

          (a) A sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly Additional Charges to be the same as were the average monthly

          Additional Charges Payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, over (ii) the aggregate fair market rental value of the Demised Premises for the same period; or

          (b) Sums equal to the Fixed Rent and the Additional Charges which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease or in reentering the Demised Premises and in securing possession thereof, as well as the expense of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (b) to a credit in respect of any rents from reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

          If the Demised Premises or any part thereof be relet by Landlord before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facia, be the fair and reasonable rental value for the Demised Premises, or part thereof, to relet during the term of the reletting. Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the

Demised Premises or any part thereof, or if the Demised Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such failure or refusal to relet or failure to collect the rent shall release or affect Tenant's liability for damages or otherwise under this Lease.

          29.02. Suit or suits for the recovery of any such damages, or any installments thereof, may be brought by Landlord at any time and from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 27 or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord mat lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove and/or obtain as damages by reason of the termination of this Lease or re-entry on the Demised Premises for the default of Tenant under this Lease an amount equal to the maximum amount permitted by any statute or rule of law in effect at the time when the governing proceedings have been initiated, whether or not such amount is greater than, equal to, or less than any of the sums referred to in Section 29.01.

          29.03. In addition, if this Lease is terminated under the provisions of Article 27, or if Landlord shall re-enter the Demised Premises under the provisions of Article 28, Tenant covenants that: (a) the Demised Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to Landlord at the Expiration Date; (b) Tenant shall have performed prior to any such termination any obligation of Tenant contained in this Lease for the making of any alteration or for restoring or rebuilding the Demised Premises or the Building, or any part thereof; and (c) for the breach of any covenant of Tenant set forth above in this Section 29.03, Landlord shall be entitled immediately without notice or other action by Landlord, to recover, and Tenant shall pay as and for liquidated damages therefor, the cost of performing such covenant (as estimated by an independent contractor selected by Landlord).

          29.04. In addition to any other remedies Landlord may have under this Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Article 29, if any rent or damages payable hereunder by Tenant to Landlord are not paid within five (5) days after notice therefor, the same shall bear interest at the Late Payment Rate pursuant to Section 3.05 from the due date thereof until paid, and the amount(s) of such interest shall be Additional Charges hereunder.

          29.05. In addition to any remedies which Landlord may have under this Lease, if there shall be a material monetary default hereunder by Tenant which shall not have been remedied within the applicable grace period, Landlord shall not be obligated to furnish to Tenant or the Demised Premises any HVAC services, or any building services; and the discontinuance of any one or more of such services shall be without liability by Landlord to Tenant and shall not reduce, diminish or otherwise affect any of Tenant's covenants and obligations under this Lease. Landlord shall provide Tenant with ten (10) days prior written notice in addition to the notice of default, indicating the date on which HVAC services or other building services shall be discontinued.

                                  ARTICLE 30
                                  ----------
                              AFFIRMATIVE WAIVERS
                              -------------------

          30.01. Tenant, on behalf of itself and any and all person claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease after being dispossessed or ejected from the Demised Premises by process of Law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

          30.02. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Demised Premises and use of the Common Area, including without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Tenant shall not interpose any counterclaim of any kind in any action or proceeding commenced by Landlord to recover possession of the Demised Premises.

                                  ARTICLE 31
                                  ----------
                                  NO WAIVERS
                                  ----------

          31.01. The failure of the Landlord to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Fixed Rent or Additional Charges with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                                  ARTICLE 32
                                  ----------
                           CURING TENANT'S DEFAULTS
                           ------------------------

          32.01. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of ten (10) days from the date Landlord gives Tenant notice of the default. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable attorney's fees and expenses, involved in collecting or endeavoring to enforce any rights against Tenant or Tenant's obligations hereunder, under or in connection with this Lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting Summary Dispossess proceedings or in recovering possession of the Demised Premises after default by Tenant or upon the expiration of the Term or sooner termination of this Lease, and interest on all sums advanced by Landlord under this Article at the interest rate provided in
Section 3.05 may be sent by Landlord to Tenant monthly, or immediately at Landlord's option and such amounts shall be due and payable in accordance with the terms of such bills.

                                  ARTICLE 33
                                  ----------
                                    BROKER
                                    ------

          33.01. Parties represent that no broker except the Broker was instrumental in bringing about or consummating this Lease and that the parties have had no conversations or negotiations with any broker except the Broker concerning the leasing of the Demised Premises. Parties agree to indemnify and hold harmless each other against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by each other with any broker other than the Broker. Landlord shall pay any brokerage commissions due the Broker for the leasing of the Demised Premises as defined in Section 1.01(L) pursuant to a separate agreement between Landlord and the Broker.

                                  ARTICLE 34
                                  ----------
                                    NOTICES
                                    -------

          34.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable Legal Requirement, shall be in writing and shall be deemed to have been properly given, rendered or made only if hand delivered, or delivered by any nationally recognized over-night delivery service, or sent by United States registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth (except that after the Commencement Date, Tenant's address, unless Tenant shall give notice to the contrary, shall be the Building) as to Landlord, with a copy to the attention of Eugene T. Paolino, Esq. of Panepinto, Paolino, Doherty & Mangin, Journal Square Plaza, Jersey City, New Jersey and shall be deemed to have been given, rendered or made on the date received if delivered by hand or the second day after the day so mailed unless mailed outside the State of New Jersey, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed. Landlord shall also send notices to Tenant in compliance with this paragraph to the attention of William J. Russo, Esq. of Russo & Burke, 600 Third Avenue, New York, New York 10016. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it.

                                  ARTICLE 35
                                  ----------
                             ESTOPPEL CERTIFICATES
                             ---------------------

          35.01. Each party shall, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, execute and deliver to the requesting party a statement certifying that this Lease is not modified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional Charges have been paid, stating whether or not, to the best knowledge of the party giving the statement, the requesting party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the party giving the statement shall have knowledge and stating whether or not, to the best knowledge of the party giving the statement, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default of the requesting party, and, if so, specifying each such event; and such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request.

                                  ARTICLE 36
                                  ----------
                                  ARBITRATION
                                  -----------

          36.01. Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any Rent request arbitration, of any matter in dispute but only where arbitration is expressly provided for in this Lease. Such dispute shall be submitted to the arbitration of three (3) disinterested persons, one of whom shall be chosen by each of the parties hereto, and the third by the two arbitrators so chosen; and the award and finding of said arbitrators, or of any two of them, shall be final and conclusive on any questions or matters so submitted to them. In case an arbitration is not otherwise arranged, either party desiring such submission to arbitration shall notify the other party in writing of the matter which it desires to submit to arbitration, designating its arbitrator in such notice. Within twenty (20) days thereafter, the party thus notified shall name its arbitrator, and notify the other party of such selection. The arbitrators thus selected shall immediately proceed to select the third arbitrator as aforesaid, and with him to consider and determine all matters submitted. In case the party notified of the desired submission to arbitration shall fail, upon due notification, to name an arbitrator, the arbitrator selected by the other party shall have the right to proceed alone and determine the matters thus submitted, and his award shall be final and conclusive upon the parties hereto. In the event that the two arbitrators first selected shall be unable to agree upon the third arbitrator within twenty (20) days after the selection of the second arbitrator, either party hereto, upon giving ten (10) days' notice in writing to the other party, or to the arbitrator selected by such other party, may apply to the Superior Court of New Jersey for the appointment of a third arbitrator, and any arbitrator appointed by such court upon such application shall have the same powers and duties as if appointed by the two arbitrators first selected as hereinbefore provided. The award in such arbitration may be enforced on application of either party by the order or judgment of a court of competent jurisdiction.

          36.02. If any delay in complying with any requirement of this Lease by Landlord might subject Tenant to any fine or penalty, or to prosecution for a crime, or materially interfere with Tenant's use and enjoyment of the Demised Premises or its access thereto, of if it would constitute a default by Tenant under any permitted mortgage, or of any of the foregoing, Tenant shall have the right to remedy such default and in such event the sole question to be determined by the arbitrators shall be whether Landlord is liable for Tenant's costs and expenses of curing such default.

          36.03. Each party to the arbitration shall pay the costs or fees of the arbitrator selected by it and all further costs and fees, including court costs in connection with the arbitration, shall be shared equally by the two parties to the arbitration. Each party shall bear the cost of its own attorneys and experts and the additional expenses of presenting its own proofs.

                                  ARTICLE 37
                                  ----------
                             INTENTIONALLY OMITTED
                             ---------------------


                                  ARTICLE 38
                                  ----------
                                 BUILDING NAME
                                 -------------

          38.01. The Building may be designated and known by any name or address Landlord may choose from time to time in Landlord's sole discretion. Tenant agrees not to refer to the Building by any name or address other than as designated by Landlord. The Building may be named after any person, firm, or otherwise, whether or not such name is, or resembles, the name of a tenant of the Building. In no event shall Tenant use, in connection with its business or otherwise, any photographic or other type of representation of the Building. In the event the Building is named after any person, firm or otherwise, Tenant, in connection with its business or otherwise, shall not refer to the Building by such name but shall only use the street address of the Building.

          38.02. Tenant shall have the right, subject to Landlord's prior written consent, to have its name included in the Building directory.


                                  ARTICLE 39
                                  ----------
                              ENVIRONMENTAL LAWS
                              ------------------

          39.01. (a) Tenant acknowledges the existence of federal, state and local environmental laws, rules and regulations including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) 42 U.S.C. 9601-9657, the Resource Conservation and Recovery Act (RCRA) 42 U.S.C. 6901-6987, the State of New Jersey Environmental Clean-Up Responsibility Act of 1983 (ECRA) N.J.S.A. 13:1K-6 to 18 and the Spill and Compensation and Control Act N.J.S.A. 58:10-23.11 et seq., all of which, together with any successor legislation, are collectively referred to hereinafter as the "Environmental Laws". Tenant agrees, from and after the date hereof, to act in compliance with the Environmental Laws and that it shall not perform any acts in violation of the Environmental Laws. Tenant represents to the Landlord that Tenant's Standard Industrial Classification (SIC) Number, as used on its Federal Tax Return, will not, under the applicable rules and regulations existing as of the date hereof, subject the Demised Premises, the Building or the Land to ECRA applicability. Tenant represents to

Landlord and covenants that Tenant will not change to an operation with a different SIC Number without Landlord's and Prime Landlord's prior written consent. Any such proposed change shall be sent in writing to Landlord sixty
(60) days prior to the proposed change. Landlord or Prime Landlord may deny consent, if, inter alia, the different SIC Number would subject the Demised
             ----------
Premises, the Building or the Land to ECRA applicability.

          (b) Upon the occurrence of any event requiring Tenant's compliance with ECRA, or if Landlord by reason of any act or omission or failure to act or not act on the part of Tenant, shall be required to comply with ECRA, Tenant shall make all necessary filings with the New Jersey Department of Environmental Protection ("DEP") and any other relevant federal, state, county or municipal legal authority and, at its own expense, shall cause all necessary tests and studies to be performed. Landlord shall complete such documents and otherwise cooperate (provided such cooperation does not subject Landlord to any fee, cost, expense or liability or require performance by Landlord of Tenant's obligation hereunder) as may be reasonably requested by Tenant or required by the ECRA requirements of the DEP. In the event an environmental clean-up is required, the Landlord shall have an unrestricted right to inspect, as often as it deems necessary in its sole discretion, during and after such clean-up.

          (c) Tenant hereby agrees to execute such documents and provide such information as Landlord reasonably requires to assure compliance with ECRA or to comply with the Environmental Laws, and rules or regulations of any other relevant federal, state, county or municipal legal authority. Tenant shall bear all costs and expenses incurred by Landlord associated with any required ECRA compliance resulting from Tenant's use of the Demised Premises or any acts and/or omissions which Tenant, its agents, employees, invitees or independent contractors initiate, including, without limitation, state agency fees, engineering fees, clean-up costs, filing fees and suretyship expenses. As used in this Lease, ECRA compliance shall include applications for determinations of non applicability from the appropriate legal authority. Tenant agrees to indemnify and hold Landlord and Prime Landlord harmless from and against any fines, suits, proceedings, claims and actions and any other cost, expense or liability of any kind arising under the Environmental Laws, rules or regulations resulting from Tenant's failure to comply with this Section 39.01 or Tenant's failure to provide all information, make all submissions and take all actions required by any legal authority, including reasonable attorney's fees.

          (d) Tenant shall immediately provide Landlord with copies of all correspondence, reports, notices, orders, findings, declarations and other materials pertinent to Tenant's compliance hereunder or any other environmental enforcement requirements under any Environmental Laws as they are issued or received by Tenant. More specifically, but not limiting the foregoing, Tenant shall promptly provide Landlord with: (i) all documentation and correspondence provided to DEP pursuant to the Worker and Community Right to Know Act, N.J.S.A. 34:5A-1 et seq. and the regulations promulgated thereunder; (ii) all reports and notices made by Tenant pursuant to the Hazardous Substance Discharge-reports and Notices Act, N.J.S.A. 13:1K-15 et seq. and the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq., and the regulations promulgated thereunder; and (iii) any notices, correspondence and submissions made by Tenant to DEP, the United States Environmental Protection Agency, the United States Occupational Safety and Health Administration, or any other legal authority which requires submission of any information concerning environmental matters of hazardous wastes or substances, and any notices, correspondence, documents and directives received by Tenant from any of said authorities.

          (e) In addition to any other remedies of Landlord pursuant to this Lease, Tenant's failure to abide by the terms of this Section 39.01 shall survive the Expiration Date or earlier termination of the Term of this Lease. Tenant's failure to abide by the terms of this Article shall be restrainable by injunction.

          (f) Tenant shall indemnify, defend and hold Landlord, Prime Landlord, Superior Lessors and Superior Mortgagees harmless from and against all claims, liabilities, losses, damages and costs, foreseen or unforeseen, including without limitation, reasonable attorney's fees, engineering and other professional and expert fees and costs, which Landlord may incur by reason of Tenant's action or non-action with regard to Tenant's obligations under this Article.

          (g) At expiration or earlier termination of this Lease, Landlord may require and Tenant shall obtain a statement from the DEP of compliance with ECRA, its amendments or rules and regulations promulgated thereunder, or a Letter of Non-Applicability, as the case may be.

                                  ARTICLE 40
                                  ----------
                                 MISCELLANEOUS
                                 -------------

     40.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement(s) which may be made between the parties concurrently with the execution and delivery of this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation. Neither party has relied upon any statement or representation not embodied in this Lease or in any other written agreement(s) made concurrently herewith.

          40.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of abandonment is sought.

          40.03. If Tenant shall at any time request Landlord to sublet or let the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of the Tenant's Property in connection with such subletting or letting.

          40.04. Except as otherwise expressly provided in this Lease, the obligations under this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 11 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section 40.04 shall not be construed as modifying the conditions of limitation contained in
Article 27.

          40.05. Except for Tenant's obligations to pay Rent, the time for Landlord or Tenant, as the case may be, to perform any of its respective obligations hereunder shall be extended if and to the extent that the performance thereof shall be prevented due to any Unavoidable Delays. Except as expressly provided to the contrary, the obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, (a) because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease due to any of the matters set forth in the first sentence of this Section 40.05, or (b) because of any failure or defect in the supply, quality or character of electricity, water or any other utility or service furnished to the Demised Premises for any reason beyond the Landlord's reasonable control.

          40.06. Any liability for payments hereunder (including, without limitation, Additional Charges) shall survive the expiration or earlier termination of this Lease.

          40.07. Tenant shall not exercise its rights under Article 15 or any other provision of this Lease in a manner which would violate Landlord's union contracts or create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the Building.

          40.08. Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Demised Premises for which Landlord might be liable,
(b) any fire or other casualty in the Demised Premises, (c) any damage to or defect in the Demised Premises, including the fixtures and equipment thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part of the Building's sanitary, electrical, heating, ventilating, air-conditioning, elevator or other systems located in, on or passing through the Demised Premises or any part thereof.

          40.09. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected and shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

          40.10. If deemed necessary by Landlord, no person will be allowed access to the Building without a security pass which shall be issued by Landlord upon written request of Tenant. Tenant shall be fully liable for the acts of all persons for whom a security pass is requested. All security passes shall be returned to Landlord in the event the persons to whom they were issued are no longer employed by Tenant or are otherwise not entitled to access to the Building. In no event shall Landlord be liable for its refusal to allow access to the Building to any person who does not have a security pass.

          40.11. As part of its security program for the Building, Landlord may restrict entry to the elevator lobby of the Building by use of an electronically controlled lock activated by a "card-key" which is electronically programmed with a special access code to permit entry. Landlord will issue card-keys to Tenant, provided that Tenant shall pay to Landlord a charge for each card issued at the rates established from time to time by Landlord for all tenants of the Building. Tenant may obtain a replacement of any lost or stolen card-key, provided that Tenant shall pay to Landlord its then established charges for the issuance of replacement cards and for reprogramming of the security card access system to permit the use of the replacement cards issued. Landlord shall have no liability to Tenant, its employees, invitees or any other person for any injuries, damages, losses, costs or expenses, including, without limitation, theft of property, suffered or incurred by anyone by reason of the non-operation or malfunction of said card-key entry system.

          40.12. Whenever in this Lease Tenant is required to obtain Landlord's consent or approval, Tenant understands that Landlord may be required to first obtain the consent or approval of Prime Landlord pursuant to the Master Lease. If Prime Landlord should delay any such consent or approval, Landlord may similarly delay any consent or approval to Tenant. If Prime Landlord should refuse such consent or approval, Landlord shall be released from any obligation to grant its consent or approval, whether or not Prime Landlord's refusal, in Tenant's opinion, is arbitrary or unreasonable. Tenant agrees that Landlord shall not have any duty or responsibility with respect to obtaining such consent or approval of Prime Landlord when the same is required under the terms of the Master Lease, other than the mere transmissions by Landlord to Prime Landlord of Tenant's request for such consent or approval.

          40.13. With respect to any provisions of this Lease which provide, in effect, the Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of set-off, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment. Landlord shall not be deemed to have unreasonably withheld or delayed its consent or approval if the same or similar consent or approval is required to be obtained from Prime Landlord pursuant .to the terms of the Master Lease and Prime Landlord withholds or delays its consent or approval.

          40.14. To the extent that Landlord, its agents, employees or licensees have access to the Demised Premises pursuant to the provisions of this Lease or otherwise, Landlord agrees to indemnify, defend and save harmless Tenant from and against all bodily harm and personal injury, loss, claim and damage to or of any person or property of whatever nature arising from any act, omission, fault, misconduct or negligence of Landlord, or Landlord's contractors, licensees, agents, servants or employees, unless caused by the Tenant's negligence or willful misconduct. This indemnity and hold harmless clause shall include indemnity against all costs, expense and liabilities paid or incurred in or in connection with any such claim or proceeding brought thereon and the defense thereof, and shall include reasonable attorney's fees.

          40.15. If the Master Lease terminates for any reason whatsoever prior to the date on which this Lease is scheduled to expire, this Lease shall thereupon terminate. Landlord shall not be liable to Tenant by reason of any such termination and thereafter shall have no further obligations of any kind whatsoever.

          40.16. This Lease is subject to the Master Lease, and Tenant accepts this Lease subject to the Master Lease, as amended and supplemented and any amendments and supplements to the Master Lease hereafter made between Prime Landlord and Landlord.

          40.17. (a) If Tenant is a corporation, each person executing this Lease on behalf of Tenant hereby covenants, represents and warrants that Tenant is a duly incorporated or duly qualified, if a foreign corporation, corporation and is authorized to do business in the State of New Jersey (a copy of evidence thereof shall be supplied by Tenant to Landlord upon request); and that each person executing this Lease on behalf of Tenant is an officer of Tenant and is duly authorized to execute, acknowledge and deliver this Lease to Landlord (a copy of resolution to such effect shall be supplied by Tenant to Landlord upon request).

                  (b) If Tenant is a partnership (or is comprised of two (2) or more persons, individually, or as joint venturers or as copartners of a partnership), or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually, or as joint venturers or as co-partners of a partnership) (any such partnership and such persons are referred to in this Article as the "Partnership Tenant"), the following shall apply: (i) the liability of each of the parties comprising the Partnership Tenant shall be joint and several (ii) each of the parties comprising the Partnership Tenant hereby consents in advance to, and agrees to be bound by, any modifications, termination, discharge or surrender of this Lease which may hereafter be made, and by any notices which may hereafter be given, by the Partnership Tenant or by any of the parties comprising the Partnership Tenant,
(iii) any notices given or rendered to the Partnership Tenant or to any of the parties comprising the Partnership Tenant shall be deemed given or rendered to the Partnership Tenant and to all such parties and shall be binding upon the Partnership Tenant and all parties, (iv) if the Partnership Tenant shall admit new partners, all such new partners shall, by their admission to the

Partnership Tenant, be deemed to have assumed performance of all of the terms of this Lease on Tenant's part to be performed and (v) the Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord and agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms of this Lease on Tenant's part to be performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of this Section).

          40.18. All Exhibits to this Lease are hereby incorporated into this Lease, and references to "this Lease" shall include all Exhibits.

          40.19. Tenant shall not place a load upon any floor that exceeds the floor load per square foot that such floor was designed to carry or which is allowed by any laws.

          40.20. Tenant acknowledges that there may be noise, dust, vibrations and other effects from construction work occurring near or about the Building and that Tenant shall have no claims against Landlord for any disruption caused by same or interruption or interference with Tenant's business resulting from same and that Landlord shall have no liability otherwise to Tenant therefor.

          40.21. In the event Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by or refunds payable to Tenant are to be credited and Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and notwithstanding any designation or requests by Tenant as to the items against which any such payments shall be credited.

          40.22. In the event Landlord incurs legal, investigative and/or other professional fees and expenses in connection with any request to Landlord by Tenant for any action, other than that specifically required of the Landlord pursuant to the provisions of the Lease, then, in that event, the reasonable cost of such legal, investigative and/or other professional fees and expenses, incurred by the Landlord, shall be paid on demand by Tenant to the Landlord.

          40.23. The person signing this Lease on behalf of Tenant personally represents and warrants to Landlord that (1) all action necessary to be taken and all consents necessary to be obtained to fully authorize the execution, delivery and performance of this Lease by Tenant has been duly taken or obtained, as the case may be and (ii) he or she is a duly authorized officer of Tenant who has full power and authority to execute and deliver this Lease on behalf of Tenant and bind Tenant to all of the terms and conditions hereof.

          40.24. Telephone installation and service shall be the sole responsibility of Tenant at Tenant's sole cost and expense unless agreed otherwise in writing between Landlord and Tenant. Tenant shall make all arrangements for telephone service with the company supplying said service, including the deposit requirement for the furnishing of service. Landlord shall not be responsible for any delays occasioned by failure of the telephone company to furnish service.

          40.25. In the event Tenant, is for any reason, entitled to protection by virtue of Sovereign Immunity, Tenant hereby unconditionally waives such Sovereign Immunity with respect to the performance of the terms and conditions under this Lease.

          40.26. This Lease may be executed in one or more counterparts, each of which shall be original, and all of which shall constitute one and the same instrument.

                                  ARTICLE 41
                                  ----------
                                    PARKING
                                    -------

          41.01.  Landlord agrees that Tenant shall have the right to use five
(5) unassigned spaces in the parking facilities furnished by the Prime Landlord to the Landlord at the rate of $115.00 per space per month, subject to periodic adjustments, during the term of the Lease. Such right shall be exercised within sixty (60) days of the execution of the within Leasee. Such right to use the parking facilities shall terminate with this Lease.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                   LANDLORD:


ATTEST:                            NEWPORT OFFICE PROPERTIES CORP.


/s/ Martina Grant                  BY: /s/ Koshi Okamota
---------------------------            ----------------------------
Name: MARTINA GRANT                    KOSHI OKAMOTO
Title: RE SPECIALIST                   Senior Vice President


                                   TENANT:

ATTEST:                            NIPPON TRAVEL AGENCY PACIFIC, INC.


                                   BY:  /s/ Jun Ishiyama
__________________________              ---------------------------
Name:                                   Name:   Jun Ishiyama
Title                                   Title:  President

STATE OF NEW JERSEY      )
                         ) ss:
COUNTY OF HUDSON         )

          On this    day of            , 1991, before me personally came Koshi
Okamoto, to me known, who being by me duly sworn, did depose and say that he is the Senior Vice President of Newport Office Properties Corp., the corporation described in and which executed the foregoing instrument, as Landlord, and the he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Edward F. Nelson
                                   --------------------------------
                                   EDWARD F. NELSON


STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF LOS ANGELES    )

          On this 13th day of January, 1992, before me personally came Jun Ishiyama, to me known, who being by me duly sworn, did depose and say that he is the President of Nippon Travel Agency Pacific, Inc., the corporation described in and which executed the foregoing instrument, as Tenant, and the he signed his name thereto by order of the Board of Directors of said corporation.


                                   /s/ Cathie Meusborn
                                   --------------------------------
                                   CATHIE MEUSBORN

                                          (SEAL)

                                   EXHIBIT A

                       DESCRIPTION OF THE REAL PROPERTY

     BEGINNING at a point at the southwesterly corner of the herein described, having coordinates in the New Jersey Plane Coordinate System of N 690,094.82 feet and E 2,175,100.78 feet, said point further described as being the following courses from the intersection of the easterly line of Tract 1-B (also known as Washington Boulevard) of Newport City with the southwesterly most line of lands of Newport City as shown on certain maps entitled "Final Subdivision Plan for Newport City, Jersey City, Hudson County, New Jersey," filed December 12, 1985 as Maps 3195 and 3196 and as amended by Maps 3206 and 3207 filed May 20, 1986;

     a. Along said easterly line of Tract l-B, N 08 degrees 21 minutes O1 seconds E, 406.64 feet to a point of curvature, thence;

     b. Along the same, northerly along a curve to the right having a radius of 740.00 feet, an arc distance of 221.32 feet to a point of rectangular, thence;

     c. Still along the same, N 25 degrees 29 minutes 13 seconds E, 128.99 feet to a point at the intersection of the same with the southerly line of the herein described as produced westerly, thence;

     d. Along said line, S 83 degrees 42 minutes 51 seconds E, 102.94 feet to the aforesaid point of beginning and running, thence;

          1. N 6 degrees 17 minutes 09 seconds E, 131.67 feet, thence;

          2. S 83 degrees 42 minutes 51 seconds E, 419.50 feet, thence;

          3. S 6 degrees 17 minutes 09 seconds W, 131.67 feet to a point in an existing marine bulkhead, thence;

          4. Along said bulkhead, N 83 degrees 42 minutes 51 seconds W, 419.50 feet to the point of BEGINNING.

     HEREIN DESCRIBED CONTAINING 55,234 SQUARE FEET OR 1.2680 ACRES. DESCRIPTION IN ACCORDANCE WITH A CERTAIN PLAN ENTITLED "SUBDIVISION PORTION OF TRACT 2, NEWPORT CITY CENTER - 1, TAX MAP LOT - B10A IN BLOCK-16, CITY OF JERSEY CITY, HUDSON COUNTY, NEW JERSEY," DRAWING NO. 85-269-19, DATED JULY 3, 1983, REV. JULY 8, 1986, PREPARED BY BOSWELL ENGINEERING, RIDGEFIELD PARK, NEW JERSEY.

                                   EXHIBIT B

                                  WORK LETTER

  I.  PARTITIONS              The Tenant will be entitled to one linear foot of
                              drywall partition per 10 square feet of rentable area. All partitions within the premises will be 2
                              5/8" 16 gauge metal studs at 24" o.c. with one layer of 5/8" gypsum board on each side. Metal studs will extend to the underside of the hung ceiling and affixed to "T" bar.

 II.  BASE                    New partitions as described in Paragraph I above
                              will receive 4" straight vinyl base on each side of the partition. The color may be a choice of the manufacturer's standard black or brown.

III.  PAINTING                All partitions will be painted two coats: one coat
                              of primer and one coat of latex paint (flat finish). All door frames and trim will be painted two coats: one coat of primer and one coat latex enamel (semi-gloss finish).

 IV.  DOORS                   a.   Tenant Entrance Door: The Tenant will be
                              entitled to two (2) 2'6" x 7'0" hollow metal doors and bucks. b. Interior Doors: The Tenant will be entitled to one 3'0" x 7'0" solid core hardwood veneer door and metal frame per 20 linear feet of partitioning.

  V.  HARDWARE                a.   Entrance Door: The entrance door will be
                              fitted with a concealed closer, silencers, two (2)
                              pairs of hinges and two lever sets Yale 4500 series Augustine AU. Latch set hardware shall be a satin chrome finish.

                              b. Interior Doors: Each door will be fitted with silencers, one and a half pairs of hinges and one latchset. Hardware will be a satin chrome finish with satin chrome levers.

 VI.  SUSPENDED               The Tenant will be entitled to a suspended
      CEILINGS                acoustic ceiling throughout the demised premises.
                              Suspended ceilings will be 2' x 2' Armstrong fissured acoustical tile with a rectangular edge on a half inch exposed grid suspension system.

 VII. FLOORING                Except for building common areas, Landlord to
                              furnish and install 9" cement filled panels throughout. Landlord to furnish and install 18" x
                              18" 4502 floor carpet tiles of existing stock.

VIII. WINDOW                  All exterior windows are provided with venetian
      TREATMENT               mini blinds for all perimeter windows.

  IX. LIGHTING                The Tenant will be entitled to one light fixture
                              per 150 square feet of rentable area. Light fixtures are 2' x 4' 18 cell parabolic lense with return air slot. Initial lamping will be by Landlord at Landlord's expense. Cost of replacement lamps will be at Tenant's expense.

   X. ELECTRICAL              120/208 volt electrical service will be provided
      SERVICE                 not to exceed 6 watts per square foot of rentable
                              area for all lighting and power.

                              The Tenant will be entitled to one or more surface mounted electrical panelboards as determined by the Landlord's electrical engineer for the Tenant's power and lighting. The panelboards will be located within the demised premises in the closest location to the electrical closet on that floor.

  XI. TELEPHONE,              The Tenant will be entitled to the following
      POWER OUTLETS,          quantities of building standard duplex power
      & SWITCHING             outlets, building standard telephone boxes, and
                              building standard switches:

                              a. One 120 volt duplex power outlet for each 150 square feet of rentable area, and

                              b. One telephone outlet box for each 200 square feet of rentable area, and

                              c. One standard toggle-style light switch for each private office and other switches as required to meet the applicable code for open areas.

                              All switches and outlets will be ivory color with stainless steel coverplates.

                              All telephone boxes shall be standard wall rough-in boxes to receive the Tenant's telephone outlet and shall be served by stub conduit extended to a point above the suspended ceiling ready to receive the Tenant's wiring.

XII.  HEATING,                The Tenant will be entitled to a system as
      HVAC VENTILATION &      required to serve the building standard work
      AIR                     letter materials and quantities which will satisfy
      CONDITIONING            the following criteria:

                              The air conditioning system shall be capable of providing inside conditions of not more than 78 degrees Fahrenheit, drybulb, and 50 percent relative humidity, with outside conditions of not more than 90 degrees dry bulb and 75 degrees wet bulb, except that as the outside temperature conditions vary the inside space conditions shall be maintained approximately as follows:

                              Outside Conditions  Inside Conditions
                              66 - 72 db          72 plus/minus 2 db, 50% RH plus/minus 5
                              72 - 80 db          75 plus/minus 2 db, 50% RH plus/minus 5
                              85 - 90 db          78 plus/minus 2 db, 50% RH plus/minus 5

                              There are seven thermostatically controlled VAV boxes providing seven zones of control per quadrant.

                              The heating system shall be capable of providing an inside temperature of 72 degrees F. dry bulb, plus/minus 2 when the outside condition is 0 degrees F. dry bulb.

XIII. SPRINKLER               Landlord has furnished and installed chrome head
                              per 170 rentable square feet and will move heads to suit Tenant's needs and as per code.

XIV.  EXIT LIGHTS             Landlord has furnished and installed three (3)
                              McPhilden ER 45 AR - 2 GF exit lights per quadrant of full floor.

     The parties agree that the Landlord shall construct or cause to be constructed the Tenant's Work under this Tenant Work Letter on behalf of the Tenant pursuant to stamped and sealed Plans and Specifications signed and mutually approved by the parties.

     Except as otherwise provided hereinafter, the cost of the Tenant's Work hereunder and the cost of construction pursuant to the stamped and sealed plans and specifications signed and mutually approved by the parties shall be the responsibility of the Landlord. However, Tenant shall contribute the sum of $10,350.00 (Tenant's Share) toward the cost of Tenant's Work which amount shall be promptly paid to Landlord or Landlord's Contractor upon submission of an invoice when Tenant's Work has been substantially completed. Landlord shall be responsible for and shall pay for architects fees, engineering fees and all filing fees related to the construction. If Tenant fails to make payment of the Tenant's Share within ten (10) days of the submission of an invoice, the Late Payment Rate under Section 3.05 shall apply.

                                   EXHIBIT C

                             RULES AND REGULATIONS

     1. Sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than for ingress or egress from the Building and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space, or in the public hall of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, and hand trucks, except those equipped with rubber tires and sideguards.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the Building; and no tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building and tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or unreasonably interfere in any way with other tenants or those having business therein, nor shall any animals or birds be kept in or about the demised premises or the Building. Smoking or carrying lighted cigars or cigarettes in the elevators of the Building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the demised premises if the same is visible from the outside of the demised premises without the prior written consent of Landlord, except that the name of tenant or any subtenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to tenant(s) violating this rule. Interior signs on doors and a directory tablet, if any, shall be subject to the prior written approval of Landlord.

     6. Except as provided in Article 15, no tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the Building of which they form a part. No boring, cutting or stringing of wire shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or mechanisms thereof. Each tenant must, upon the termination of his tenancy, restore the Landlord all keys of stores, offices and toilet rooms, and passes to the Building, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during Business Hours, and in a manner approved by Landlord. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations of the Lease of which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     10. Landlord reserves the right to exclude from the Building at all hours all persons who do not present a pass to the Building signed by Landlord. Landlord will furnish passes to persons for whom any tenant requests same in writing. Each tenant shall be responsible for all persons for whom he requests such passes and shall be liable to Landlord for all acts of such persons.

     11. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building, or its desirability as a first class office building, and upon written notice from Landlord, tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance (other than chemicals used in ordinary office use in quantities customary therefor), or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the Premises.

     13. Tenant agrees to abide by all reasonable rules and regulations issued by the Landlord with respect to services for heating, ventilating and air-conditioning, and if required, to keep all windows in the demised premises closed at all times.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent which shall not be unreasonably withheld. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with all laws and regulations applicable thereto and shall be done during such hours as Landlord may designate.

     15. No tenant shall use, or permit the use of, fire exits for ingress to or egress from the demised premises. No tenant shall invite to the demised premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by the ground floor tenants. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the Retail Premises, or the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building, the public facilities, as well as facilities furnished for the common use of tenants, in such manner as Landlord deems best for the benefit of tenants generally and consistent with a first-class office building with retail tenants.

     16. The cost of repairing any damage to the public portions of the Building or the public facilities or to any facilities used in common with other tenants, caused by a tenant or the employees, licensees or invitees of such tenants, shall be paid by such tenant as provided in the Lease.

     17. No window or other air-conditioning units shall be installed by any tenant, and only such window coverings as are supplied or permitted by Landlord shall be used in the demised premises. Tenant shall be permitted to install opaque window panels.

     18. All entrance doors in the demised premises shall be left locked when the demised premises are not in use. Entrance doors shall not be left open at any time.

     19. No bicycles, mopeds or vehicles of any kind shall be kept in or about the Building or permitted therein.

     20. The exterior windows and doors that reflect or admit light and air into any premises or the halls, passageways or other public places in the Building, shall not be covered or obstructed by any tenant, nor shall any articles be placed on the windowsills.

     21. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them.

                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT E

                              CLEANING STANDARDS

Office Areas - Nightly (excluding Saturdays, Sundays and Holidays)
----------------------

Vacuum all carpeted areas and sweep hard floors.

Empty and damp wipe ashtrays.

Empty wastepaper baskets.

Remove wastepaper and waste materials to a designated area on the premises.

Dust and wipe clean furniture, fixtures, desk equipment, telephones and window sills with specially treated cloths.

Dust baseboards, chair rails, trim, louvres, pictures, charts, doors, etc., within reach.

Disinfect water fountains and coolers

Office Areas - Periodic
-----------------------

Dust pictures, frames, charts, graphs, and similar wall hangings not reached in nightly cleaning, monthly.

Dust vertical surfaces such as partitions, ventilating louvres, etc. not reached in nightly cleaning, monthly.

Damp-mop hard floors, monthly.

Common Lavatories - Nightly
---------------------------

Sweep and wash flooring with approved germicidal detergent solution, using spray tank method.

Wash and polish mirrors, powder shelves, bright work, etc., including flushometers, piping and toilet seat hinges.

Wash both sides of toilet seats, wash basins, bowls and urinals with approved germicidal detergent solution.

Dust partitions, tile walls, dispensers, doors and receptacles.

Empty and clear towel and sanitary disposal receptacles.

Remove wastepaper and refuse to a designated area in the premises.

Fill toilet tissue, soap and towel dispensers.